Exhibit 99.2

Statistical Supplement Package

(unaudited)

Third Quarter 2010

Ameriprise Financial, Inc.

Statistical Supplement Information

Statistical Supplement Package

(unaudited)

Third Quarter 2010

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Third Quarter 2010

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). On a GAAP basis, the consolidated income statement reflects the impact of the required consolidation of certain consolidated investment entities (“CIEs”). The CIEs consist of certain property funds, hedge funds and the variable interest entities required to be consolidated under a new accounting standard that was adopted January 1, 2010. The net income of the CIEs is reflected in net income attributable to noncontrolling interests. The impact of the CIEs is recorded in the Corporate & Other segment. Prior to adoption of the new accounting standard, the income statement impacts from certain property funds and hedge funds were reflected in the Asset Management segment. Upon adoption of the new accounting standard, we reclassified this activity to the Corporate & Other segment for all periods presented.  The impacts from the new accounting standard together with the impacts from certain property funds and hedge funds are collectively referred to as the impact of the CIEs.

On a GAAP consolidated basis, management fees the Company earns for the services it provides to the CIEs and related general and administrative expenses are eliminated and the changes in the assets and liabilities related to the CIEs, primarily debt and underlying bank loans, are reflected in net investment income.  In the consolidated income statements excluding the CIEs and in the Asset Management segment, the Company continues to show the fees in the management and financial advice fees line and eliminates the impact of changes in the CIEs’ assets and liabilities.

Management believes it is important to present the consolidated income statements excluding the CIEs to improve transparency into the underlying performance and economics of the Company’s ongoing operations. The CIEs have the following characteristics:

They were formed on behalf of institutional investors to obtain a diversified investment portfolio and were not formed in order to obtain financing for Ameriprise Financial.

Ameriprise Financial receives customary, industry standard management fees for the services it provides to these CIEs and has a fiduciary responsibility to maximize the investors’ returns.

Ameriprise Financial does not have any obligation to provide financial support to the CIEs, does not provide any performance guarantees of the CIEs and has no obligation to absorb the investors’ losses.

Management excludes the impact of consolidating the CIEs on assets, liabilities, pretax income and equity for setting the Company’s financial performance targets and annual incentive award compensation targets.

Page 5 of the statistical supplement presents the consolidated GAAP income statements, equity and related metrics, page 6 presents the CIEs’ impact to the income statements, equity and related metrics and page 7 presents the consolidated GAAP income statements and equity excluding CIEs and related metrics.

Management believes the exclusion of the impacts from consolidation of the CIEs, integration charges and realized gains/(losses) improves transparency into the underlying performance of the business.  Throughout this presentation, these measures are referred to as operating measures.

	Three Months ended September 30, 2010
	Advice & Wealth	Asset			Corporate
(in millions unless otherwise noted, unaudited)	Management	Management	Annuities	Protection	& Other	Consolidated

GAAP pretax income (loss)	$87	$104	$264	$65	$(78)	$442
Impact of the CIEs	—	—	—	—	(32)	(32)
Pretax earnings (loss) excluding CIEs (1)	87	104	264	65	(46)	474
Integration charges	1	18	—	—	—	19
Realized (gains) losses	—	(1)	1	—	(2)	(2)
Pretax operating earnings (loss) (1)	$88	$121	$265	$65	$(48)	491
Income tax provision (2)						136
Operating earnings (1)						$355

(1)        See non-GAAP financial information on page 37.

(2)        Actual income tax provision plus the tax effect of the integration charges and realized gains (losses) calculated at the statutory tax rate of 35%

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$689	$855	$774	$955	$1,040	$1,849	$2,769	$351	51%	$920	50%	$85	9%
Distribution fees	367	391	391	453	415	1,029	1,259	48	13%	230	22%	(38)	(8)%
Net investment income	538	535	590	654	527	1,467	1,771	(11)	(2)%	304	21%	(127)	(19)%
Premiums	276	287	282	299	303	811	884	27	10%	73	9%	4	1%
Other revenues	109	229	255	236	180	493	671	71	65%	178	36%	(56)	(24)%
Total revenues	1,979	2,297	2,292	2,597	2,465	5,649	7,354	486	25%	1,705	30%	(132)	(5)%
Banking and deposit interest expense	33	28	21	20	15	113	56	(18)	(55)%	(57)	(50)%	(5)	(25)%
Total net revenues	1,946	2,269	2,271	2,577	2,450	5,536	7,298	504	26%	1,762	32%	(127)	(5)%

Expenses
Distribution expenses	462	504	525	621	611	1,278	1,757	149	32%	479	37%	(10)	(2)%
Interest credited to fixed accounts	232	229	228	231	227	674	686	(5)	(2)%	12	2%	(4)	(2)%
Benefits, claims, losses and settlement expenses	306	349	354	298	640	993	1,292	334	#	299	30%	342	#
Amortization of deferred acquisition costs	(64)	120	118	171	(246)	97	43	(182)	#	(54)	(56)%	(417)	#
Interest and debt expense	45	28	64	74	74	99	212	29	64%	113	#	—	—
General and administrative expense	625	708	621	716	702	1,806	2,039	77	12%	233	13%	(14)	(2)%
Total expenses	1,606	1,938	1,910	2,111	2,008	4,947	6,029	402	25%	1,082	22%	(103)	(5)%

Pretax income	340	331	361	466	442	589	1,269	102	30%	680	#	(24)	(5)%
Income tax provision	80	57	65	68	130	126	263	50	63%	137	#	62	91%
Net income	260	274	296	398	312	463	1,006	52	20%	543	#	(86)	(22)%
Less: Net income (loss) attributable to noncontrolling interests	—	37	82	139	(32)	(22)	189	(32)	—	211	#	(171)	#
Net income attributable to Ameriprise Financial	$260	$237	$214	$259	$344	$485	$817	$84	32%	$332	68%	$85	33%

Earnings Per Share
Basic earnings per share	$1.00	$0.92	$0.82	$0.99	$1.35	$2.05	$3.15	$0.35	35%	$1.10	54%	$0.36	36%
Earnings per diluted share	$1.00	$0.90	$0.81	$0.98	$1.32	$2.04	$3.10	$0.32	32%	$1.06	52%	$0.34	35%

GAAP Metrics
Net revenue growth	19.7%	70.0%	32.3%	37.5%	25.9%	(0.8)%	31.8%
Return on equity excluding AOCI (3)	1.5%	8.8%	9.3%	10.6%	11.1%	1.5%	11.1%
Earnings per diluted share growth	NM	NM	39.7%	139.0%	32.0%	38.8%	52.0%
Pretax income margin	17.5%	14.6%	15.9%	18.1%	18.0%	10.6%	17.4%	0.5%		6.8%		(0.1)%
Net income attributable to Ameriprise Financial margin	13.4%	10.4%	9.4%	10.1%	14.0%	8.8%	11.2%	0.6%		2.4%		3.9%

Effective tax rate	23.5%	17.2%	17.9%	14.6%	29.6%	21.4%	20.7%	6.1%		(0.7)%		15.0%

Ameriprise Financial shareholders’ equity	$9,045	$9,269	$10,104	$10,498	$10,950	$9,045	$10,950	$1,905	21%	$1,905	21%	$452	4%
Ameriprise Financial shareholders’ equity excluding AOCI (1)	$8,766	$9,004	$9,737	$9,891	$10,053	$8,766	$10,053	$1,287	15%	$1,287	15%	$162	2%
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (2)	$33.87	$34.78	$37.11	$38.49	$39.63	$33.87	$39.63	$5.76	17%	$5.76	17%	$1.14	3%

Ameriprise Financial shareholders’ equity excluding AOCI - 5 point avg.	$7,944	$8,208	$8,702	$9,178	$9,490	$7,944	$9,490	$1,546	19%	$1,546	19%	$312	3%

(1)     See non-GAAP financial information on pg 37.

(2)     Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)     Calculated using net income for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity excluding AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of 100% or greater.

NM Not Meaningful

Ameriprise Financial, Inc.

Consolidated Investment Entities Income Statements

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q			YTD Chg - 3Q			Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%		Diff.	%		Diff.	%

Revenues
Management and financial advice fees	$—	$(1)	$(9)	$(10)	$(9)	$(1)	$(28)	$(9)	—		$(27)		#	$1	10%
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	(1)	1	79	155	17	1	251	18		#	250		#	(138)	(89)%
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	4	43	57	46	9	(15)	112	5		#	127		#	(37)	(80)%
Total revenues	3	43	127	191	17	(15)	335	14		#	350		#	(174)	(91)%
Banking and deposit interest expense	1	3	—	—	—	3	—	(1)		#	(3)		#	—	—
Total net revenues	2	40	127	191	17	(18)	335	15		#	353		#	(174)	(91)%

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	—	—	40	45	45	—	130	45	—		130	—		—	0%
General and administrative expense	2	3	5	7	4	4	16	2		#	12		#	(3)	(43)%
Total expenses	2	3	45	52	49	4	146	47		#	142		#	(3)	(6)%

Pretax income (loss)	—	37	82	139	(32)	(22)	189	(32)	—		211		#	(171)	#
Income tax provision	—	—	—	—	—	—	—	—	—		—	—		—	—
Net income (loss)	—	37	82	139	(32)	(22)	189	(32)	—		211		#	(171)	#
Less: Net income (loss) attributable to noncontrolling interests	—	37	82	139	(32)	(22)	189	(32)	—		211		#	(171)	#
Net income (loss) attributable to Ameriprise Financial	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—

Earnings (Loss) Per Share - Consolidated Investment Entities
Basic earnings (loss) per share	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Earnings (loss) per diluted share	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—

Consolidated Investment Entities Metrics
Net revenue growth	1.2%	6.6%	8.2%	10.7%	0.7%	0.1%	6.4%
Return on equity excluding AOCI (3)	—	—	(0.1)%	(0.2)%	(0.4)%	—	(0.4)%
Earnings per diluted share growth	—	—	—	—	—	—	—
Pretax income (loss) margin	—	1.4%	2.9%	4.4%	(1.5)%	(0.4)%	1.9%	(1.5)%			2.3%			(5.9)%
Net income (loss) attributable to Ameriprise Financial margin	—	(0.2)%	(0.6)%	(0.8)%	(0.1)%	0.1%	(0.5)%	(0.1)%			(0.6)%			0.7%

Shareholders’ equity	$—	$—	$482	$596	$561	$—	$561	$561	—		$561	—		$(35)	(6)%
Shareholders’ equity excluding AOCI (1)	$—	$—	$508	$620	$590	$—	$590	$590	—		$590	—		$(30)	(5)%
Shareholders’ equity excluding AOCI / outstanding shares(2)	$—	$—	$1.94	$2.42	$2.33	$—	$2.33	$2.33	—		$2.33	—		$(0.09)	(4)%

Shareholders’ equity excluding AOCI - 5 point ave.	$—	$—	$101	$226	$343	$—	$343	$343	—		$343	—		$117	52%

(1) See non-GAAP financial information on pg 37.

(2) Represents the difference between consolidated shareholders’ equity excluding AOCI divided by outstanding shares and consolidated shareholders’ equity excluding CIEs and AOCI divided by outstanding shares.

(3) Calculated using net income (loss) for the last twelve months in the numerator and the average shareholders’ equity excluding AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements Excluding Consolidated Investment Entities

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$689	$856	$783	$965	$1,049	$1,850	$2,797	$360	52%	$947	51%	$84	9%
Distribution fees	367	391	391	453	415	1,029	1,259	48	13%	230	22%	(38)	(8)%
Net investment income	539	534	511	499	510	1,466	1,520	(29)	(5)%	54	4%	11	2%
Premiums	276	287	282	299	303	811	884	27	10%	73	9%	4	1%
Other revenues	105	186	198	190	171	508	559	66	63%	51	10%	(19)	(10)%
Total revenues	1,976	2,254	2,165	2,406	2,448	5,664	7,019	472	24%	1,355	24%	42	2%
Banking and deposit interest expense	32	25	21	20	15	110	56	(17)	(53)%	(54)	(49)%	(5)	(25)%
Total net revenues	1,944	2,229	2,144	2,386	2,433	5,554	6,963	489	25%	1,409	25%	47	2%

Expenses
Distribution expenses	462	504	525	621	611	1,278	1,757	149	32%	479	37%	(10)	(2)%
Interest credited to fixed accounts	232	229	228	231	227	674	686	(5)	(2)%	12	2%	(4)	(2)%
Benefits, claims, losses and settlement expenses	306	349	354	298	640	993	1,292	334	#	299	30%	342	#
Amortization of deferred acquisition costs	(64)	120	118	171	(246)	97	43	(182)	#	(54)	(56)%	(417)	#
Interest and debt expense	45	28	24	29	29	99	82	(16)	(36)%	(17)	(17)%	—	0%
General and administrative expense	623	705	616	709	698	1,802	2,023	75	12%	221	12%	(11)	(2)%
Total expenses	1,604	1,935	1,865	2,059	1,959	4,943	5,883	355	22%	940	19%	(100)	(5)%

Pretax income	340	294	279	327	474	611	1,080	134	39%	469	77%	147	45%
Income tax provision	80	57	65	68	130	126	263	50	63%	137	#	62	91%
Net income	260	237	214	259	344	485	817	84	32%	332	68%	85	33%
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to Ameriprise Financial	260	237	214	259	344	485	817	84	32%	332	68%	85	33%
Integration charges net of tax	21	15	4	37	12	49	53	(9)	(43)%	4	8%	(25)	(68)%
Realized (gains) losses net of tax	(9)	(12)	(3)	(5)	(1)	(22)	(9)	8	89%	13	59%	4	80%
Operating earnings (1)	$272	$240	$215	$291	$355	$512	$861	$83	31%	$349	68%	$64	22%

Operating Revenues Reconciliation
Total net revenues	$1,944	$2,229	$2,144	$2,386	$2,433	$5,554	$6,963	$489	25%	$1,409	25%	$47	2%
Realized (gains) losses	(14)	(18)	(5)	(7)	(2)	(35)	(14)	12	86%	21	60%	5	71%
Operating total net revenues (1)	$1,930	$2,211	$2,139	$2,379	$2,431	$5,519	$6,949	$501	26%	$1,430	26%	$52	2%

Pretax Operating Income Reconciliation
Pretax Income	$340	$294	$279	$327	$474	$611	$1,080	$134	39%	$469	77%	$147	45%
Integration charges	32	22	7	57	19	76	83	(13)	(41)%	7	9%	(38)	(67)%
Realized (gains) losses	(14)	(18)	(5)	(7)	(2)	(35)	(14)	12	86%	21	60%	5	71%
Pretax operating earnings (1)	$358	$298	$281	$377	$491	$652	$1,149	$133	37%	$497	76%	$114	30%

Effective tax rate	23.5%	19.4%	23.2%	20.8%	27.6%	20.6%	24.4%	4.1%		3.8%		6.8%

Operating Earnings Per Share
Basic operating earnings per share (1)	$1.05	$0.93	$0.83	$1.11	$1.39	$2.16	$3.32	$0.34	32%	$1.16	54%	$0.28	25%
Operating earnings per diluted share (1)	$1.04	$0.91	$0.81	$1.10	$1.37	$2.15	$3.27	$0.33	32%	$1.12	52%	$0.27	25%

Operating Metrics
Operating total net revenue growth: Target 6 - 8% (1)	(1.4)%	24.7%	24.9%	26.8%	26.0%	(7.6)%	25.9%
Operating return on equity excluding CIEs and AOCI: Target 12 - 15% (4)	5.3%	9.2%	9.7%	11.4%	12.0%	5.3%	12.0%
Operating earnings per diluted share growth: Target 12 -15% (1)	70.5%	NM	35.0%	134.0%	31.7%	(15.0)%	52.1%

Pretax operating margin (1)	18.5%	13.5%	13.1%	15.8%	20.2%	11.8%	16.5%	1.7%		4.7%		4.4%
Operating margin (1)	14.1%	10.9%	10.1%	12.2%	14.6%	9.3%	12.4%	0.5%		3.1%		2.4%

Ameriprise Financial shareholders’ equity	$9,045	$9,269	$9,622	$9,902	$10,389	$9,045	$10,389	$1,344	15%	$1,344	15%	$487	5%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI (1)	$8,766	$9,004	$9,229	$9,271	$9,463	$8,766	$9,463	$697	8%	$697	8%	$192	2%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (3)	$33.87	$34.78	$35.17	$36.07	$37.30	$33.87	$37.30	$3.43	10%	$3.43	10%	$1.23	3%

Ameriprise Financial shareholders’ equity excluding CIEs and AOCI - 5 point avg.	$7,944	$8,208	$8,601	$8,952	$9,147	$7,944	$9,147	$1,203	15%	$1,203	15%	$195	2%

(1) See non-GAAP financial information on pg 37.

(2) Calculated using the statutory tax rate of 35%.

(3) Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4) Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of 100% or greater.

NM Not Meaningful

Statistical Supplement Package

(unaudited)

Third Quarter 2010

Summary & Highlights

Ameriprise Financial, Inc.

Highlights

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except earnings per share amounts, headcount and as otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Operating Earnings Per Share
Basic operating earnings per share(1)	$1.05	$0.93	$0.83	$1.11	$1.39	$2.16	$3.32	$0.34	32%	$1.16	54%	$0.28	25%
Operating earnings per diluted share(1)	$1.04	$0.91	$0.81	$1.10	$1.37	$2.15	$3.27	$0.33	32%	$1.12	52%	$0.27	25%
Operating earnings per diluted share growth: Target 12 - 15%(1)	70.5%	NM	35.0%	134.0%	31.7%	(15.0)%	52.1%	(38.8)%		67.1%		(102.3)%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%(1)	(1.4)%	24.7%	24.9%	26.8%	26.0%	(7.6)%	25.9%	27.4%		33.5%		(0.8)%
Operating return on equity excluding CIEs and AOCI: Target 12 - 15%(2)	5.3%	9.2%	9.7%	11.4%	12.0%	5.3%	12.0%	6.7%		6.7%		0.7%

Owned, Managed, and Administered Assets (in billions)
Owned	$36.0	$36.9	$37.6	$20.2	$22.0	$36.0	$22.0	$(14.0)	(39)%	$(14.0)	(39)%	$1.8	9%
Managed
External clients	247.7	256.6	254.5	398.8	430.8	247.7	430.8	183.1	74%	183.1	74%	32.0	8%
Owned	67.1	68.1	70.4	86.1	91.9	67.1	91.9	24.8	37%	24.8	37%	5.8	7%
Consolidated client assets	0.6	1.1	6.9	6.8	6.7	0.6	6.7	6.1	#	6.1	#	(0.1)	(1)%
Total managed	315.4	325.8	331.8	491.7	529.4	315.4	529.4	214.0	68%	214.0	68%	37.7	8%
Administered	88.5	95.1	93.9	88.4	97.7	88.5	97.7	9.2	10%	9.2	10%	9.3	11%
Total OMA assets	$439.9	$457.8	$463.3	$600.3	$649.1	$439.9	$649.1	$209.2	48%	$209.2	48%	$48.8	8%

Business Metrics
Total client assets	$286,590	$294,027	$303,839	$290,163	$312,581	$286,590	$312,581	$25,991	9%	$25,991	9%	$22,418	8%
Total financial advisors	12,314	12,036	11,837	11,684	11,608	12,314	11,608	(706)	(6)%	(706)	(6)%	(76)	(1)%

Net flows and net deposits
Advisor wrap	$2,724	$2,564	$2,512	$2,245	$1,789	$6,784	$6,546	$(935)	(34)%	$(238)	(4)%	$(456)	(20)%
Asset Management	2,324	1,385	(834)	(5,696)	(2,091)	2,222	(8,621)	(4,415)	#	(10,843)	#	3,605	63%
Annuities	527	255	(68)	9	325	3,435	266	(202)	(38)%	(3,169)	(92)%	316	#
Variable universal life / Universal life	(38)	(34)	(41)	(36)	(51)	(101)	(128)	(13)	(34)%	(27)	(27)%	(15)	(42)%

S&P 500
Daily average	994	1,088	1,121	1,134	1,094	900	1,117	100	10%	217	24%	(40)	(4)%
Period end	1,057	1,115	1,169	1,031	1,141	1,057	1,141	84	8%	84	8%	110	11%

(1) See non-GAAP financial information on pg 37.

(2)   Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of 100% or greater.

NM Not Meaningful

Ameriprise Financial, Inc.

Common Share, Per Share and Capital Summary

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except earnings per share amounts)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Basic Shares
Common shares
Beginning balance	255.0	255.1	255.1	257.4	252.0	216.5	255.1	(3.0)	(1)%	38.6	18%	(5.4)	(2)%
Repurchases	—	—	—	(5.7)	(3.6)	—	(9.3)	(3.6)	—	(9.3)	—	2.1	37%
Issuances	0.2	0.1	2.7	0.4	0.4	39.3	3.5	0.2	#	(35.8)	(91)%	—	—
Other	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.7)	(0.6)	—	—	0.1	14%	—	—
Total common outstanding	255.1	255.1	257.4	252.0	248.7	255.1	248.7	(6.4)	(3)%	(6.4)	(3)%	(3.3)	(1)%

Total common outstanding	255.1	255.1	257.4	252.0	248.7	255.1	248.7	(6.4)	(3)%	(6.4)	(3)%	(3.3)	(1)%
Nonforfeitable restricted stock units	3.7	3.8	5.0	5.0	5.0	3.7	5.0	1.3	35%	1.3	35%	—	—
Total basic common shares	258.8	258.9	262.4	257.0	253.7	258.8	253.7	(5.1)	(2)%	(5.1)	(2)%	(3.3)	(1)%
Total potentially dilutive	2.5	4.8	4.0	3.7	5.4	2.5	5.4	2.9	#	2.9	#	1.7	46%
Total diluted shares	261.3	263.7	266.4	260.7	259.1	261.3	259.1	(2.2)	(1)%	(2.2)	(1)%	(1.6)	(1)%

Weighted average common shares outstanding:
Basic	258.7	258.9	260.8	261.1	255.3	236.6	259.0	(3.4)	(1)%	22.4	9%	(5.8)	(2)%
Diluted	260.7	263.3	265.0	265.3	259.9	238.0	263.4	(0.8)	—	25.4	11%	(5.4)	(2)%

Book Value excluding CIEs
Ameriprise Financial shareholders' equity excluding CIEs (1)	$9,045	$9,269	$9,622	$9,902	$10,389	$9,045	$10,389	$1,344	15%	$1,344	15%	$487	5%
Ameriprise Financial shareholders' equity excluding CIEs and AOCI (1)	$8,766	$9,004	$9,229	$9,271	$9,463	$8,766	$9,463	$697	8%	$697	8%	$192	2%
Ameriprise Financial shareholders' equity excluding CIEs and AOCI - 5 point ave.	$7,944	$8,208	$8,601	$8,952	$9,147	$7,944	$9,147	$1,203	15%	$1,203	15%	$195	2%
Ameriprise Financial shareholders' equity excluding CIEs and AOCI / outstanding shares (2)	$33.87	$34.78	$35.17	$36.07	$37.30	$33.87	$37.30	$3.43	10%	$3.43	10%	$1.23	3%

Capital Returned to Shareholders
Dividends paid	$43	$46	$45	$47	$46	$118	$138	$3	7%	$20	17%	$(1)	(2)%
Common stock share repurchases	$—	$—	$—	$220	$153	$—	$373	$153	—	$373	—	$(67)	(30)%

Debt to Capital
Debt to total capital of Ameriprise Financial	17.1%	16.8%	20.5%	20.4%	20.0%	17.1%	20.0%	2.9%		2.9%		(0.4)%
Debt to total capital excluding non-recourse debt and equity of CIEs (1)	17.1%	16.7%	21.3%	21.3%	20.8%	17.1%	20.8%	3.7%		3.7%		(0.5)%
Debt to total capital excluding non-recourse debt and equity of CIEs and 75% equity credit (1)	14.9%	14.6%	19.3%	19.4%	19.0%	14.9%	19.0%	4.1%		4.1%		(0.4)%

Goodwill and intangible assets	$1,419	$1,429	$1,393	$2,289	$2,294	$1,419	$2,294	$875	62%	$875	62%	$5	0%

Net Investment Income
Investment income on fixed maturities	$507	$499	$481	$479	$480	$1,380	$1,440	$(27)	(5)%	$60	4%	$1	0%
Realized gains (losses)	14	18	5	7	2	35	14	(12)	(86)%	(21)	(60)%	(5)	(71)%
Affordable housing	(7)	(5)	(3)	(5)	(4)	(20)	(12)	3	43%	8	40%	1	20%
Other (including seed money)	25	22	28	18	32	71	78	7	28%	7	10%	14	78%
Consolidated investment entities	(1)	1	79	155	17	1	251	18	#	250	#	(138)	(89)%
Total net investment income	$538	$535	$590	$654	$527	$1,467	$1,771	$(11)	(2)%	$304	21%	$(127)	(19)%

Allocated Equity (3)
Advice & Wealth Management	$784	$747	$759	$752	$754	$784	$754	$(30)	(4)%	$(30)	(4)%	$2	0%
Asset Management	1,059	1,054	1,044	1,947	1,919	1,059	1,919	860	81%	860	81%	(28)	(1)%
Annuities	2,322	2,459	2,317	2,395	2,539	2,322	2,539	217	9%	217	9%	144	6%
Protection	2,463	2,540	2,560	2,654	2,668	2,463	2,668	205	8%	205	8%	14	1%
Corporate & Other	2,138	2,204	2,549	1,523	1,583	2,138	1,583	(555)	(26)%	(555)	(26)%	60	4%
Total allocated equity	$8,766	$9,004	$9,229	$9,271	$9,463	$8,766	$9,463	$697	8%	$697	8%	$192	2%

(1)	See non-GAAP financial information on pg 37.
(2)	Calculated as Ameriprise Financial shareholders' equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.
(3)	Allocated equity equals Ameriprise Financial equity excluding consolidated investment entities less AOCI.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Segment Summary

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth management
Net Revenues	$832	$873	$879	$969	$946	$2,343	$2,794	$114	14%	$451	19%	$(23)	(2)%
Expenses	820	855	828	884	859	2,395	2,571	39	5%	176	7%	(25)	(3)%
Pretax segment income (loss)	12	18	51	85	87	(52)	223	75	#	275	#	2	2%
Integration charges (1)	21	15	2	4	1	49	7	(20)	(95)%	(42)	(86)%	(3)	(75)%
Realized (gains) losses	(5)	2	1	(1)	—	13	—	5	#	(13)	#	1	#
Pretax operating earnings (2)	$28	$35	$54	$88	$88	$10	$230	$60	#	$220	#	$—	—
Allocated Equity	784	747	759	752	754	784	754	(30)	(4)%	(30)	(4)%	2	—

Pretax segment margin	1.4%	2.1%	5.8%	8.8%	9.2%	(2.2)%	8.0%	7.8%		10.2%		0.4%
Pretax operating margin (2)	3.4%	4.0%	6.1%	9.1%	9.3%	0.4%	8.2%	5.9%		7.8%		0.2%

Return on allocated equity (3)	(17.9)%	(4.0)%	7.7%	16.8%	24.2%	(17.9)%	24.2%	42.1%		42.1%		7.4%
Operating return on allocated equity (3)	2.3%	2.4%	12.6%	20.1%	26.3%	2.3%	26.3%	24.0%		24.0%		6.2%

Asset Management
Net Revenues	$328	$465	$370	$562	$662	$881	$1,594	$334	#	$713	81%	$100	18%
Expenses	318	395	352	506	558	891	1,416	240	75%	525	59%	52	10%
Pretax segment income (loss)	10	70	18	56	104	(10)	178	94	#	188	#	48	86%
Integration charges (4)	7	7	5	48	18	23	71	11	#	48	#	(30)	(63)%
Realized (gains) losses	—	—	(1)	—	(1)	3	(2)	(1)	—	(5)	#	(1)	—
Pretax operating earnings (2)	$17	$77	$22	$104	$121	$16	$247	$104	#	$231	#	$17	16%
Allocated Equity	1,059	1,054	1,044	1,947	1,919	1,059	1,919	860	81%	860	81%	(28)	(1)%

Pretax segment margin	3.0%	15.1%	4.9%	10.0%	15.7%	(1.1)%	11.2%	12.7%		12.3%		5.7%
Pretax operating margin (2)	5.2%	16.6%	6.0%	18.5%	18.3%	1.8%	15.5%	13.1%		13.7%		(0.2)%

Return on allocated equity (3)	(0.7)%	4.4%	6.5%	9.9%	13.5%	(0.7)%	13.5%	14.2%		14.2%		3.6%
Operating return on allocated equity (3)	1.2%	6.4%	8.2%	13.4%	17.0%	1.2%	17.0%	15.8%		15.8%		3.6%

(1)	Integration charges incurred for acquisition of HRBFA.
(2)	See non-GAAP financial information on pg 37.
(3)

Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator. Beginning 3rd quarter of 2010, Return on allocated equity and Operating return on allocated equity were calculated using the effective tax rate.  Prior quarters have been restated.

(4)	Integration charges incurred for acquisitions of J. & W. Seligman and Columbia.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Segment Summary

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Annuities
Net Revenues	$591	$620	$602	$630	$626	$1,645	$1,858	$35	6%	$213	13%	$(4)	(1)%
Expenses	323	463	482	497	362	1,154	1,341	39	12%	187	16%	(135)	(27)%
Pretax segment income	268	157	120	133	264	491	517	(4)	(1)%	26	5%	131	98%
Realized (gains) losses	—	(16)	(3)	(4)	1	(28)	(6)	1	—	22	79%	5	#
Pretax operating earnings (2)	$268	$141	$117	$129	$265	$463	$511	$(3)	(1)%	$48	10%	$136	#
Allocated Equity	2,322	2,459	2,317	2,395	2,539	2,322	2,539	217	9%	217	9%	144	6%

Pretax segment margin	45.3%	25.3%	19.9%	21.1%	42.2%	29.8%	27.8%	(3.1)%		(2.0)%		21.1%
Pretax operating margin (2)	45.3%	23.3%	19.5%	20.6%	42.3%	28.6%	27.6%	(3.0)%		(1.0)%		21.7%

Return on allocated equity (3)	7.3%	20.9%	20.7%	22.8%	21.4%	7.3%	21.4%	14.1%		14.1%		(1.4)%
Operating return on allocated equity (3)	11.0%	19.7%	20.0%	22.2%	20.8%	11.0%	20.8%	9.8%		9.8%		(1.4)%

Protection
Net Revenues	$450	$528	$507	$521	$502	$1,443	$1,530	$52	12%	$87	6%	$(19)	(4)%
Expenses	305	399	388	386	437	1,076	1,211	132	43%	135	13%	51	13%
Pretax segment income	145	129	119	135	65	367	319	(80)	(55)%	(48)	(13)%	(70)	(52)%
Realized (gains) losses	(7)	(13)	(1)	(1)	—	(14)	(2)	7	#	12	86%	1	#
Pretax operating earnings (2)	$138	$116	$118	$134	$65	$353	$317	$(73)	(53)%	$(36)	(10)%	$(69)	(51)%
Allocated Equity	2,463	2,540	2,560	2,654	2,668	2,463	2,668	205	8%	205	8%	14	1%

Pretax segment margin	32.2%	24.4%	23.5%	25.9%	12.9%	25.4%	20.8%	(19.3)%		(4.6)%		(13.0)%
Pretax operating margin (2)	31.2%	22.5%	23.3%	25.8%	12.9%	24.7%	20.7%	(18.3)%		(4.0)%		(12.9)%

Return on allocated equity (3)	12.9%	16.3%	15.8%	16.3%	13.6%	12.9%	13.6%	0.7%		0.7%		(2.7)%
Operating return on allocated equity (3)	13.7%	15.6%	15.2%	15.7%	13.2%	13.7%	13.2%	(0.5)%		(0.5)%		(2.5)%

Corporate & Other excluding CIEs
Net Revenues	$(11)	$(11)	$21	$(13)	$6	$13	$14	$17	#	$1	8%	$19	#
Expenses	84	69	50	69	52	198	171	(32)	(38)%	(27)	(14)%	(17)	(25)%
Pretax segment (loss)	(95)	(80)	(29)	(82)	(46)	(185)	(157)	49	52%	28	15%	36	44%
Integration charges (1)	4	—	—	5	—	4	5	(4)	#	1	25%	(5)	#
Realized (gains) losses	(2)	9	(1)	(1)	(2)	(9)	(4)	—	—	5	56%	(1)	#
Pretax operating (loss) (2)	$(93)	$(71)	$(30)	$(78)	$(48)	$(190)	$(156)	$45	48%	$34	18%	$30	38%
Allocated Equity	2,138	2,204	2,549	1,523	1,583	2,138	1,583	(555)	(26)%	(555)	(26)%	60	4%

(1)   Integration charges incurred for acquisition of Columbia.

(2)   See non-GAAP financial information on pg 37.

(3)   Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator. Beginning 3rd quarter of 2010, Return on allocated equity and Operating return on allocated equity were calculated using the effective tax rate.  Prior quarters have been restated.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2010

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except headcount and where noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$319	$352	$368	$382	$377	$882	$1,127	$58	18%	$245	28%	$(5)	(1)%
Distribution fees	432	447	436	511	495	1,286	1,442	63	15%	156	12%	(16)	(3)%
Net investment income	91	73	74	70	68	224	212	(23)	(25)%	(12)	(5)%	(2)	(3)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	19	26	22	23	21	59	66	2	11%	7	12%	(2)	(9)%
Total revenues	861	898	900	986	961	2,451	2,847	100	12%	396	16%	(25)	(3)%
Banking and deposit interest expense	29	25	21	17	15	108	53	(14)	(48)%	(55)	(51)%	(2)	(12)%
Total net revenues	832	873	879	969	946	2,343	2,794	114	14%	451	19%	(23)	(2)%

Expenses
Distribution expenses	504	524	536	588	570	1,444	1,694	66	13%	250	17%	(18)	(3)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	316	331	292	296	289	951	877	(27)	(9)%	(74)	(8)%	(7)	(2)%
Total expenses	820	855	828	884	859	2,395	2,571	39	5%	176	7%	(25)	(3)%
Pretax segment income (loss)	12	18	51	85	87	(52)	223	75	#	275	#	2	2%
Integration charges included in general and admin expense (1)	21	15	2	4	1	49	7	(20)	(95)%	(42)	(86)%	(3)	(75)%
Realized (gains) losses included in net investment income	(5)	2	1	(1)	—	13	—	5	#	(13)	#	1	#
Pretax operating earnings (2)	$28	$35	$54	$88	$88	$10	$230	$60	#	$220	#	$—	0%

Margins
Pretax segment margin	1.4%	2.1%	5.8%	8.8%	9.2%	(2.2)%	8.0%	7.8%		10.2%		0.4%
Pretax operating margin (2)	3.4%	4.0%	6.1%	9.1%	9.3%	0.4%	8.2%	5.9%		7.8%		0.2%

Return on Equity
Allocated equity	$784	$747	$759	$752	$754	$784	$754	$(30)	(4)%	$(30)	(4)%	$2	—
Return on allocated equity (3)	(17.9)%	(4.0)%	7.7%	16.8%	24.2%	(17.9)%	24.2%	42.1%		42.1%		7.4%
Operating return on allocated equity (3)	2.3%	2.4%	12.6%	20.1%	26.3%	2.3%	26.3%	24.0%		24.0%		6.2%

Net Investment Income
Investment income on fixed maturities	$76	$68	$59	$54	$51	$209	$164	$(25)	(33)%	$(45)	(22)%	$(3)	(6)%
Realized gains (losses)	5	(2)	(1)	1	—	(13)	—	(5)	#	13	#	(1)	#
Other (including seed money)	10	7	16	15	17	28	48	7	70%	20	71%	2	13%
Total net investment income	$91	$73	$74	$70	$68	$224	$212	$(23)	(25)%	$(12)	(5)%	$(2)	(3)%

On-balance sheet deposits	$8,980	$8,489	$8,501	$8,263	$8,257	$8,980	$8,257	$(723)	(8)%	$(723)	(8)%	$(6)	—

(1)   Integration charges incurred for acquisition of HRBFA.

(2)   See non-GAAP financial information on pg 37.

(3)   Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator. Beginning 3rd quarter of 2010, Return on allocated equity and Operating return on allocated equity were calculated using the effective tax rate. Prior quarters have been restated.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except headcount and where noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$32	$29	$25	$24	$23	$60	$72	$(9)	(28)%	$12	20%	$(1)	(4)%
Allocated equity	$481	$443	$456	$445	$451	$481	$451	$(30)	(6)%	$(30)	(6)%	$6	1%
Operating return on allocated equity (2)	12.6%	14.0%	18.1%	18.4%	17.1%	12.6%	17.1%	4.5%		4.5%		(1.3)%

Wealth Management & Distribution
Pretax operating earnings (loss)	$(4)	$6	$29	$64	$65	$(50)	$158	$69	#	$208	#	$1	2%
Allocated equity	$303	$304	$303	$307	$303	$303	$303	$—	—	$—	—	$(4)	(1)%
Operating return on allocated equity (2)	(9.9)%	(13.9)%	3.9%	22.7%	40.0%	(9.9)%	40.0%	49.9%		49.9%		17.3%

Financial Plans
Branded financial plan net cash sales	$47	$58	$52	$51	$48	$146	$151	$1	2%	$5	3%	$(3)	(6)%

Financial Advisors
Employee advisors	2,606	2,445	2,302	2,196	2,183	2,606	2,183	(423)	(16)%	(423)	(16)%	(13)	(1)%
Franchisee advisors	7,725	7,658	7,629	7,590	7,540	7,725	7,540	(185)	(2)%	(185)	(2)%	(50)	(1)%
Total branded financial advisors	10,331	10,103	9,931	9,786	9,723	10,331	9,723	(608)	(6)%	(608)	(6)%	(63)	(1)%
SAI independent advisors	1,983	1,933	1,906	1,898	1,885	1,983	1,885	(98)	(5)%	(98)	(5)%	(13)	(1)%
Total financial advisors	12,314	12,036	11,837	11,684	11,608	12,314	11,608	(706)	(6)%	(706)	(6)%	(76)	(1)%

Operating total net revenue (1) per financial advisor (in thousands) (3)	$67	$73	$74	$83	$81	$189	$238	$14	21%	$49	26%	$(2)	(2)%

Advisor Retention
Employee	73.7%	73.7%	72.9%	74.4%	77.8%	73.7%	77.8%	4.1%		4.1%		3.4%
Franchisee	91.0%	91.4%	91.7%	92.4%	93.0%	91.0%	93.0%	2.0%		2.0%		0.6%

Total Client Assets (at period end)	$286,590	$294,027	$303,839	$290,163	$312,581	$286,590	$312,581	$25,991	9%	$25,991	9%	$22,418	8%

Total Wrap Accounts
Beginning assets	$78,960	$89,553	$94,921	$99,985	$96,865	$72,781	$94,921	$17,905	23%	$22,140	30%	$(3,120)	(3)%
Net flows	2,724	2,564	2,512	2,245	1,789	6,784	6,546	(935)	(34)%	(238)	(4)%	(456)	(20)%
Market appreciation (depreciation) and other	7,869	2,804	2,552	(5,365)	6,608	9,988	3,795	(1,261)	(16)%	(6,193)	(62)%	11,973	#
Total wrap ending assets	$89,553	$94,921	$99,985	$96,865	$105,262	$89,553	$105,262	$15,709	18%	$15,709	18%	$8,397	9%

(1)    See non-GAAP financial information on pg 37.

(2)    Calculated using operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator. Beginning 3rd quarter of 2010, Operating return on allocated equity was calculated using the effective tax rate.  Prior quarters have been restated.

(3)    Year-to-date is sum of current and prior quarters for the year under review.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2010

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$270	$396	$307	$471	$551	$710	$1,329	$281	#	$619	87%	$80	17%
Distribution fees	55	60	58	88	103	156	249	48	87%	93	60%	15	17%
Net investment income	5	8	4	—	6	10	10	1	20%	—	—	6	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	(1)	1	1	4	2	7	7	3	#	—	—	(2)	(50)%
Total revenues	329	465	370	563	662	883	1,595	333	#	712	81%	99	18%
Banking and deposit interest expense	1	—	—	1	—	2	1	(1)	#	(1)	(50)%	(1)	#
Total net revenues	328	465	370	562	662	881	1,594	334	#	713	81%	100	18%

Expenses
Distribution expenses	97	107	106	186	215	264	507	118	#	243	92%	29	16%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	5	4	6	5	5	17	16	—	—	(1)	(6)%	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	216	284	240	315	338	610	893	122	56%	283	46%	23	7%
Total expenses	318	395	352	506	558	891	1,416	240	75%	525	59%	52	10%
Pretax segment income (loss)	10	70	18	56	104	(10)	178	94	#	188	#	48	86%
Integration charges included in general and admin expense (1)	7	7	5	48	18	23	71	11	#	48	#	(30)	(63)%
Realized (gains) losses included in net investment income	—	—	(1)	—	(1)	3	(2)	(1)	—	(5)	#	(1)	—
Pretax operating earnings (2)	$17	$77	$22	$104	$121	$16	$247	$104	#	$231	#	$17	16%

Margins
Pretax segment margin	3.0%	15.1%	4.9%	10.0%	15.7%	(1.1)%	11.2%	12.7%		12.3%		5.7%
Pretax operating margin (2)	5.2%	16.6%	6.0%	18.5%	18.3%	1.8%	15.5%	13.1%		13.7%		(0.2)%

Return on Equity
Allocated equity	$1,059	$1,054	$1,044	$1,947	$1,919	$1,059	$1,919	$860	81%	$860	81%	$(28)	(1)%
Return on allocated equity (3)	(0.7)%	4.4%	6.5%	9.9%	13.5%	(0.7)%	13.5%	14.2%		14.2%		3.6%
Operating return on allocated equity (3)	1.2%	6.4%	8.2%	13.4%	17.0%	1.2%	17.0%	15.8%		15.8%		3.6%

Net Investment Income
Investment income on fixed maturities	$—	$1	$—	$1	$—	$1	$1	$—	—	$—	—	$(1)	#
Realized gains (losses)	—	—	1	—	1	(3)	2	1	—	5	#	1	—
Other (including seed money)	5	7	3	(1)	5	12	7	—	—	(5)	(42)%	6	#
Total net investment income	$5	$8	$4	$—	$6	$10	$10	$1	20%	$—	—	$6	—

(1)   Integration charges incurred for acquisitions of J. & W. Seligman and Columbia.

(2)   See non-GAAP financial information on pg 37.

(3)   Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator. Beginning 3rd quarter of 2010, Return on allocated equity and Operating return on allocated equity were calculated using the effective tax rate. Prior quarters have been restated.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset net flows	$2,324	$1,385	$(834)	$(5,696)	$(2,091)	$2,222	$(8,621)	$(4,415)	#	$(10,843)	#	$3,605	63%

Total Managed Assets Reconciliations
Columbia managed assets	$145,790	$149,004	$152,624	$327,406	$347,050	$145,790	$347,050	$201,260	#	$201,260	#	$19,644	6%
Threadneedle managed assets	93,682	97,823	97,135	89,319	101,851	93,682	101,851	8,169	9%	8,169	9%	12,532	14%
Less: Sub-advised eliminations	(3,494)	(3,647)	(3,752)	(3,398)	(4,030)	(3,494)	(4,030)	(536)	(15)%	(536)	(15)%	(632)	(19)%
Total managed assets	$235,978	$243,180	$246,007	$413,327	$444,871	$235,978	$444,871	$208,893	89%	$208,893	89%	$31,544	8%

Managed assets - external clients	$168,183	$173,902	$168,673	$320,472	$346,187	$168,183	$346,187	$178,004	#	$178,004	#	$25,715	8%
Managed assets - consolidated client assets	648	1,099	6,916	6,784	6,740	648	6,740	6,092	#	6,092	#	(44)	(1)%
Managed assets - owned	67,147	68,179	70,418	86,071	91,944	67,147	91,944	24,797	37%	24,797	37%	5,873	7%
Total managed assets	$235,978	$243,180	$246,007	$413,327	$444,871	$235,978	$444,871	$208,893	89%	$208,893	89%	$31,544	8%

Total Managed Assets by Type
Equity	$94,539	$98,712	$99,752	$189,734	$215,095	$94,539	$215,095	$120,556	#	$120,556	#	$25,361	13%
Fixed income	110,991	113,752	115,922	192,988	198,786	110,991	198,786	87,795	79%	87,795	79%	5,798	3%
Money market	9,053	7,986	7,231	7,159	6,734	9,053	6,734	(2,319)	(26)%	(2,319)	(26)%	(425)	(6)%
Alternative	11,662	11,590	11,808	11,516	11,505	11,662	11,505	(157)	(1)%	(157)	(1)%	(11)	—
Hybrid and other	9,733	11,140	11,294	11,930	12,751	9,733	12,751	3,018	31%	3,018	31%	821	7%
Total managed assets by type	$235,978	$243,180	$246,007	$413,327	$444,871	$235,978	$444,871	$208,893	89%	$208,893	89%	$31,544	8%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds(1)
Beginning assets	$66,010	$74,592	$76,860	$78,631	$189,418	$63,970	$76,860	$123,408	#	$12,890	20%	$110,787	#
Net flows mutual funds and other retail funds	(753)	(866)	(1,127)	(2,342)	(3,241)	(3,318)	(6,710)	(2,488)	#	(3,392)	#	(899)	(38)%
Net flows VP & VIT funds	1,052	301	31	108	723	1,498	862	(329)	(31)%	(636)	(42)%	615	#
Net flows	299	(565)	(1,096)	(2,234)	(2,518)	(1,820)	(5,848)	(2,817)	#	(4,028)	#	(284)	(13)%
Market appreciation (depreciation) and other (2)	8,283	2,833	2,867	113,021	18,330	12,442	134,218	10,047	#	121,776	#	(94,691)	(84)%
Total ending assets	74,592	76,860	78,631	189,418	205,230	74,592	205,230	130,638	#	130,638	#	15,812	8%

% of total retail asset sub-advised	7.2%	7.0%	7.1%	18.2%	18.6%	7.2%	18.6%	11.4%		11.4%		0.4%

Institutional(1)
Beginning assets	59,850	61,672	62,496	64,083	128,176	54,775	62,496	68,326	#	7,721	14%	64,093	#
Net flows	(773)	1,020	47	(2,504)	(637)	1,671	(3,094)	136	18%	(4,765)	#	1,867	75%
Market appreciation (depreciation) and other (3)(4)	2,595	(196)	1,540	66,597	4,283	5,226	72,420	1,688	65%	67,194	#	(62,314)	(94)%
Total ending assets	61,672	62,496	64,083	128,176	131,822	61,672	131,822	70,150	#	70,150	#	3,646	3%

Alternative
Beginning assets	9,131	9,666	9,791	10,063	9,957	9,378	9,791	826	9%	413	4%	(106)	(1)%
Net flows	322	66	193	132	(5)	(253)	320	(327)	#	573	#	(137)	#
Market appreciation (depreciation) and other	213	59	79	(238)	170	541	11	(43)	(20)%	(530)	(98)%	408	#
Total ending assets	9,666	9,791	10,063	9,957	10,122	9,666	10,122	456	5%	456	5%	165	2%

Other and Eliminations	(140)	(143)	(153)	(145)	(124)	(140)	(124)	16	11%	16	11%	21	14%
Total Columbia managed assets	$145,790	$149,004	$152,624	$327,406	$347,050	$145,790	$347,050	$201,260	#	$201,260	#	$19,644	6%

Total Columbia net flows	$(152)	$521	$(856)	$(4,606)	$(3,160)	$(402)	$(8,622)	$(3,008)	#	$(8,220)	#	$1,446	31%

(1)   2nd Quarter of 2010 was restated to reflect transfer of private placements from Retail Funds to Institutional Funds.

(2)   Included in Market appreciation (depreciation) and other, for Retail funds in the 2nd quarter of 2010, are $118.1B due to the acquisition of Columbia Management, including $3 billion of assets that were transferred to RiverSource Sub-advised through the implementation of Enhanced Portfolio Navigator, and an additional $13.1B of EPN related assets sub-advised by others.

(3)   Included in Market appreciation (depreciation) and other, for Institutional funds in the 2nd quarter of 2010, are $68.4B due to the acquisition of Columbia Management.

(4)   Included in Market appreciation (depreciation) and other for Institutional funds for all periods shown are changes in assets related to corporate capital decisions including share repurchases, debt repurchases, equity issuance, debt issuance and acquisitions.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Retail Funds
Beginning assets	$22,107	$26,565	$29,090	$30,393	$27,291	$16,361	$29,090	$5,184	23%	$12,729	78%	$(3,102)	(10)%
Net flows	1,447	1,483	1,344	(488)	(358)	3,313	498	(1,805)	#	(2,815)	(85)%	130	27%
Market appreciation (depreciation)	3,673	707	1,665	(2,172)	2,232	3,164	1,725	(1,441)	(39)%	(1,439)	(45)%	4,404	#
Foreign currency translation (1)	(745)	297	(1,769)	(540)	1,402	1,442	(907)	2,147	#	(2,349)	#	1,942	#
Other	83	38	63	98	106	2,285	267	23	28%	(2,018)	(88)%	8	8%
Total ending assets	26,565	29,090	30,393	27,291	30,673	26,565	30,673	4,108	15%	4,108	15%	3,382	12%

Institutional
Beginning assets	58,347	65,120	66,934	64,997	60,469	55,342	66,934	2,122	4%	11,592	21%	(4,528)	(7)%
Net flows	943	(384)	(1,300)	(692)	1,610	(1,009)	(382)	667	71%	627	62%	2,302	#
Market appreciation (depreciation)	7,224	930	3,014	(3,317)	4,176	4,712	3,873	(3,048)	(42)%	(839)	(18)%	7,493	#
Foreign currency translation (1)	(1,873)	784	(4,036)	(1,062)	3,127	4,612	(1,971)	5,000	#	(6,583)	#	4,189	#
Other	479	484	385	543	413	1,463	1,341	(66)	(14)%	(122)	(8)%	(130)	(24)%
Total ending assets	65,120	66,934	64,997	60,469	69,795	65,120	69,795	4,675	7%	4,675	7%	9,326	15%

Alternative
Beginning assets	2,036	1,997	1,799	1,745	1,559	2,544	1,799	(477)	(23)%	(745)	(29)%	(186)	(11)%
Net flows	86	(235)	(22)	90	(183)	320	(115)	(269)	#	(435)	#	(273)	#
Market appreciation (depreciation)	(66)	4	65	(260)	(85)	(1,061)	(280)	(19)	(29)%	781	74%	175	67%
Foreign currency translation (1)	(59)	29	(108)	(30)	77	194	(61)	136	#	(255)	#	107	#
Other	—	4	11	14	15	—	40	15	—	40	—	1	7%
Total ending assets	1,997	1,799	1,745	1,559	1,383	1,997	1,383	(614)	(31)%	(614)	(31)%	(176)	(11)%

Total Threadneedle managed assets	$93,682	$97,823	$97,135	$89,319	$101,851	$93,682	$101,851	$8,169	9%	$8,169	9%	$12,532	14%

Total Threadneedle net flows	$2,476	$864	$22	$(1,090)	$1,069	$2,624	$1	$(1,407)	(57)%	$(2,623)	(100)%	$2,159	#

(1) Amounts represent British Pound to US dollar conversion.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2010

	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010
Mutual Fund Performance
Columbia
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	49%	51%	58%	49%	55%
Fixed income - 12 month	58%	65%	50%	52%	67%
Equity - 3 year	41%	42%	45%	48%	46%
Fixed income - 3 year	72%	72%	68%	68%	77%
Equity - 5 year	67%	63%	71%	75%	69%
Fixed income - 5 year	58%	58%	63%	75%	79%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	52%	72%	78%	73%	54%
Fixed income - 12 month	61%	80%	51%	45%	56%
Equity - 3 year	51%	50%	56%	61%	71%
Fixed income - 3 year	65%	63%	59%	64%	78%
Equity - 5 year	74%	69%	75%	88%	81%
Fixed income - 5 year	61%	58%	58%	65%	75%

Threadneedle
Equal Weighted Mutual Fund Rankings in top 2 Morningstar Quartiles
Equity - 12 month	64%	38%	31%	62%	62%
Fixed income - 12 month	82%	60%	60%	40%	20%
Equity - 3 year	89%	90%	93%	97%	93%
Fixed income - 3 year	64%	80%	80%	80%	80%
Equity - 5 year	85%	89%	93%	93%	93%
Fixed income - 5 year	70%	78%	78%	67%	67%

Beginning in the second quarter of 2010, mutual fund performance rankings are based on the performance of Class A fund shares for legacy RiverSource (including Seligman and Threadneedle) branded funds and on Class Z fund shares for legacy Columbia branded funds, as the majority of fund assets managed within the funds of each fund family are generally held in the designated share class. Prior to second quarter of 2010, the mutual fund performance rankings were based solely on the performance of the legacy RiverSource Class A fund shares.

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds (RiverSource Class A and Columbia Class Z) with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the funds with above median ranking (RiverSource Class A and Columbia Class Z) divided by the total sum of RiverSource Class A assets and Columbia Class Z assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund and Columbia Money Market Fund.

Aggregated equity rankings include Columbia Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

Columbia Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Statistical Supplement Package

(unaudited)

Third Quarter 2010

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$118	$126	$127	$130	$139	$312	$396	$21	18%	$84	27%	$9	7%
Distribution fees	64	68	70	76	65	179	211	1	2%	32	18%	(11)	(14)%
Net investment income	343	352	330	330	326	971	986	(17)	(5)%	15	2%	(4)	(1)%
Premiums	25	32	31	42	43	72	116	18	72%	44	61%	1	2%
Other revenues	41	42	44	52	53	111	149	12	29%	38	34%	1	2%
Total revenues	591	620	602	630	626	1,645	1,858	35	6%	213	13%	(4)	(1)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	591	620	602	630	626	1,645	1,858	35	6%	213	13%	(4)	(1)%

Expenses
Distribution expenses	49	57	61	70	70	154	201	21	43%	47	31%	—	—
Interest credited to fixed accounts	196	193	192	194	188	566	574	(8)	(4)%	8	1%	(6)	(3)%
Benefits, claims, losses and settlement expenses	93	103	118	58	341	315	517	248	#	202	64%	283	#
Amortization of deferred acquisition costs	(64)	64	60	121	(286)	(27)	(105)	(222)	#	(78)	#	(407)	#
Interest and debt expense	—	—	—	—	2	—	2	2	—	2	—	2	—
General and administrative expense	49	46	51	54	47	146	152	(2)	(4)%	6	4%	(7)	(13)%
Total expenses	323	463	482	497	362	1,154	1,341	39	12%	187	16%	(135)	(27)%
Pretax segment income	268	157	120	133	264	491	517	(4)	(1)%	26	5%	131	98%
Realized (gains) losses included in net investment income	—	(16)	(3)	(4)	1	(28)	(6)	1	—	22	79%	5	#
Pretax operating earnings (1)	$268	$141	$117	$129	$265	$463	$511	$(3)	(1)%	$48	10%	$136	#

Margins
Pretax segment margin	45.3%	25.3%	19.9%	21.1%	42.2%	29.8%	27.8%	(3.1)%		(2.0)%		21.1%
Pretax operating margin (1)	45.3%	23.3%	19.5%	20.6%	42.3%	28.6%	27.6%	(3.0)%		(1.0)%		21.7%

Return on Equity
Allocated equity	$2,322	$2,459	$2,317	$2,395	$2,539	$2,322	$2,539	$217	9%	$217	9%	$144	6%
Return on allocated equity (2)	7.3%	20.9%	20.7%	22.8%	21.4%	7.3%	21.4%	14.1%		14.1%		(1.4)%
Operating return on allocated equity (2)	11.0%	19.7%	20.0%	22.2%	20.8%	11.0%	20.8%	9.8%		9.8%		(1.4)%

Net Investment Income
Investment income on fixed maturities	$336	$337	$324	$323	$328	$909	$975	$(8)	(2)%	$66	7%	$5	2%
Realized gains (losses)	—	16	3	4	(1)	28	6	(1)	—	(22)	(79)%	(5)	#
Other (including seed money)	7	(1)	3	3	(1)	34	5	(8)	#	(29)	(85)%	(4)	#
Total net investment income	$343	$352	$330	$330	$326	$971	$986	$(17)	(5)%	$15	2%	$(4)	(1)%

Benefits Expense
Net variable annuity living benefits market impact (3)	$(66)	$(3)	$(24)	$74	$(34)	$(159)	$16	$32	48%	$175	#	$(108)	#

Total annuity net flows	$527	$255	$(68)	$9	$325	$3,435	$266	$(202)	(38)%	$(3,169)	(92)%	$316	#

(1)             See non-GAAP financial information on pg 37.

(2)             Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator. Beginning 3rd quarter of 2010, Return on allocated equity and Operating return on allocated equity were calculated using the effective tax rate. Prior quarters have been restated.

(3)             Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Operating earnings(1)	$189	$82	$57	$68	$88	$304	$213	$(101)	(53)%	$(91)	(30)%	$20	29%
Allocated equity	$988	$1,005	$971	$1,083	$1,133	$988	$1,133	$145	15%	$145	15%	$50	5%
Operating return on allocated equity (2)	10.1%	29.5%	29.0%	32.2%	22.3%	10.1%	22.3%	12.2%		12.2%		(9.9)%

Fixed Annuities (3)
Operating earnings(1)	$79	$59	$60	$61	$177	$159	$298	$98	#	$139	87%	$116	#
Allocated equity	$1,334	$1,454	$1,346	$1,312	$1,406	$1,334	$1,406	$72	5%	$72	5%	$94	7%
Operating return on allocated equity (2)	11.7%	12.6%	13.8%	15.0%	19.7%	11.7%	19.7%	8.0%		8.0%		4.7%

Variable Annuities Rollforward
Beginning balance	$47,104	$52,995	$55,106	$56,978	$54,025	$43,280	$55,106	$6,921	15%	$11,826	27%	$(2,953)	(5)%
Deposits	1,435	1,378	1,181	1,411	1,730	4,168	4,322	295	21%	154	4%	319	23%
Withdrawals and terminations	(909)	(980)	(1,083)	(1,212)	(1,246)	(2,747)	(3,541)	(337)	(37)%	(794)	(29)%	(34)	(3)%
Net flows	526	398	98	199	484	1,421	781	(42)	(8)%	(640)	(45)%	285	#
Investment performance and interest credited	5,365	1,713	1,859	(3,150)	4,465	8,288	3,174	(900)	(17)%	(5,114)	(62)%	7,615	#
Other	—	—	(85)	(2)	—	6	(87)	—	—	(93)	#	2	#
Total ending balance - contract accumulation values	$52,995	$55,106	$56,978	$54,025	$58,974	$52,995	$58,974	$5,979	11%	$5,979	11%	$4,949	9%

Variable annuities fixed sub-accounts	$6,036	$6,124	$6,119	$4,914	$4,926	$6,036	$4,926	$(1,110)	(18)%	$(1,110)	(18)%	$12	—

Fixed Annuities Rollforward
Beginning balance	$14,464	$14,615	$14,623	$14,599	$14,547	$12,228	$14,623	$83	1%	$2,395	20%	$(52)	—
Deposits	343	167	163	130	140	3,414	433	(203)	(59)%	(2,981)	(87)%	10	8%
Withdrawals and terminations	(342)	(310)	(329)	(320)	(299)	(1,400)	(948)	43	13%	452	32%	21	7%
Net flows	1	(143)	(166)	(190)	(159)	2,014	(515)	(160)	#	(2,529)	#	31	16%
Policyholder interest credited	151	151	142	138	139	422	419	(12)	(8)%	(3)	(1)%	1	1%
Other	(1)	—	—	—	—	(49)	—	1	#	49	#	—	—
Total ending balance - contract accumulation values	$14,615	$14,623	$14,599	$14,547	$14,527	$14,615	$14,527	$(88)	(1)%	$(88)	(1)%	$(20)	—

Capitalized Interest	$9	$8	$5	$3	$1	$29	$9	$(8)	(89)%	$(20)	(69)%	$(2)	(67)%

Payout Annuities Reserve Balance	$2,104	$2,102	$2,094	$2,105	$2,111	$2,104	$2,111	$7	—	$7	—	$6	—

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5) (6)	6.4%	6.1%	6.0%	6.1%	6.5%	6.1%	6.2%	0.1%		0.1%		0.4%
Crediting rate excluding capitalized interest	(4.0)%	(3.9)%	(3.9)%	(3.9)%	(3.8)%	(4.0)%	(3.8)%	0.2%		0.2%		0.1%
Tax equivalent margin spread	2.4%	2.2%	2.1%	2.2%	2.7%	2.1%	2.4%	0.3%		0.3%		0.5%

Total Variable Annuities DAC
Beginning balance	$2,060	$2,116	$2,132	$2,121	$2,082	$2,063	$2,132	$22	1%	$69	3%	$(39)	(2)%
Capitalization	68	64	53	77	92	197	222	24	35%	25	13%	15	19%
Amortization per income statement	70	(48)	(46)	(104)	222	63	72	152	#	9	14%	326	#
Other	(82)	—	(18)	(12)	(18)	(207)	(48)	64	78%	159	77%	(6)	(50)%
Total ending balance	$2,116	$2,132	$2,121	$2,082	$2,378	$2,116	$2,378	$262	12%	$262	12%	$296	14%

Total Fixed Annuities DAC
Beginning balance	$389	$304	$301	$247	$198	$316	$301	$(191)	(49)%	$(15)	(5)%	$(49)	(20)%
Capitalization	19	8	7	6	4	164	17	(15)	(79)%	(147)	(90)%	(2)	(33)%
Amortization per income statement	(6)	(16)	(14)	(17)	64	(36)	33	70	#	69	#	81	#
Other	(98)	5	(47)	(38)	(37)	(140)	(122)	61	62%	18	13%	1	3%
Total ending balance	$304	$301	$247	$198	$229	$304	$229	$(75)	(25)%	$(75)	(25)%	$31	16%

(1)        See non-GAAP financial information on pg 37.

(2)        Calculated using operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator. Beginning 3rd quarter of 2010, Operating return on allocated equity was calculated using the effective tax rate.  Prior quarters have been restated.

(3)        Includes payout annuities.

(4)        Attributable to interest sensitive products only, which have been approximately 98% to 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)        The Gross rate of return on invested assets for both the 4th quarter 2009 and the first quarter of 2010 are affected by significant purchases of forward settled Agency Backed TBA positions that are recorded on a trade basis. Without these positions, the Gross rate of return on invested assets for the 4th quarter 2009 would be approximately 6.3%, and 6.1% for 1st quarter 2010.

(6)        In the 2nd and 3rd quarters of 2010, Gross rate of return on invested assets are impacted by outstanding repurchase agreements.  Without these positions, the Gross rate of return on invested assets would have been 6.0% in the 2nd quarter and 6.2% in the 3rd quarter.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2010

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$13	$13	$13	$13	$13	$34	$39	$—	—	$5	15%	$—	—
Distribution fees	24	25	24	24	24	72	72	—	—	—	—	—	—
Net investment income	112	113	103	111	108	309	322	(4)	(4)%	13	4%	(3)	(3)%
Premiums	257	262	257	264	266	758	787	9	4%	29	4%	2	1%
Other revenues	44	116	110	109	91	270	310	47	#	40	15%	(18)	(17)%
Total revenues	450	529	507	521	502	1,443	1,530	52	12%	87	6%	(19)	(4)%
Banking and deposit interest expense	—	1	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	450	528	507	521	502	1,443	1,530	52	12%	87	6%	(19)	(4)%

Expenses
Distribution expenses	4	7	8	9	8	15	25	4	#	10	67%	(1)	(11)%
Interest credited to fixed accounts	36	36	36	37	39	108	112	3	8%	4	4%	2	5%
Benefits, claims, losses and settlement expenses	213	246	236	240	299	678	775	86	40%	97	14%	59	25%
Amortization of deferred acquisition costs	(5)	52	52	45	35	107	132	40	#	25	23%	(10)	(22)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	57	58	56	55	56	168	167	(1)	(2)%	(1)	(1)%	1	2%
Total expenses	305	399	388	386	437	1,076	1,211	132	43%	135	13%	51	13%
Pretax segment income	145	129	119	135	65	367	319	(80)	(55)%	(48)	(13)%	(70)	(52)%
Realized (gains) losses included in net investment income	(7)	(13)	(1)	(1)	—	(14)	(2)	7	#	12	86%	1	#
Pretax operating earnings (1)	$138	$116	$118	$134	$65	$353	$317	$(73)	(53)%	$(36)	(10)%	$(69)	(51)%

Margins
Pretax segment margin	32.2%	24.4%	23.5%	25.9%	12.9%	25.4%	20.8%	(19.3)%		(4.6)%		(13.0)%
Pretax operating margin (1)	31.2%	22.5%	23.3%	25.8%	12.9%	24.7%	20.7%	(18.3)%		(4.0)%		(12.9)%

Return on Equity
Allocated equity	$2,463	$2,540	$2,560	$2,654	$2,668	$2,463	$2,668	$205	8%	$205	8%	$14	1%
Return on allocated equity (2)	12.9%	16.3%	15.8%	16.3%	13.6%	12.9%	13.6%	0.7%		0.7%		(2.7)%
Operating return on allocated equity (2)	13.7%	15.6%	15.2%	15.7%	13.2%	13.7%	13.2%	(0.5)%		(0.5)%		(2.5)%

Net Investment Income
Investment income on fixed maturities	$94	$93	$95	$101	$100	$260	$296	$6	6%	$36	14%	$(1)	(1)%
Realized gains (losses)	7	13	1	1	—	14	2	(7)	#	(12)	(86)%	(1)	#
Other (including seed money)	11	7	7	9	8	35	24	(3)	(27)%	(11)	(31)%	(1)	(11)%
Total net investment income	$112	$113	$103	$111	$108	$309	$322	$(4)	(4)%	$13	4%	$(3)	(3)%

Product Information
Long Term Care
Operating earnings(1)	$9	$12	$14	$6	$6	$24	$26	$(3)	(33)%	$2	8%	$—	—
Allocated equity	$590	$620	$622	$636	$651	$590	$651	$61	10%	$61	10%	$15	2%
Operating return on allocated equity (2)	4.0%	5.0%	5.2%	5.3%	4.7%	4.0%	4.7%	0.7%		0.7%		(0.6)%

Protection excluding Long Term Care
Operating earnings(1)	$129	$104	$104	$128	$59	$329	$291	$(70)	(54)%	$(38)	(12)%	$(69)	(54)%
Allocated equity	$1,873	$1,920	$1,938	$2,018	$2,017	$1,873	$2,017	$144	8%	$144	8%	$(1)	—
Operating return on allocated equity (2)	16.8%	19.0%	18.4%	19.0%	15.9%	16.8%	15.9%	(0.9)%		(0.9)%		(3.1)%

(1) See non-GAAP financial information on pg 37.

(2) Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator. Beginning 3rd quarter of 2010, Return on allocated equity and Operating return on allocated equity were calculated using the effective tax rate.  Prior quarters have been restated.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%

Cash Sales
VUL / UL (1)	$55	$56	$54	$59	$54	$133	$167	$(1)	(2)%	$34	26%	$(5)	(8)%
Term and whole life	4	4	3	3	4	11	10	—	—	(1)	(9)%	1	33%
Disability insurance	1	2	1	2	2	5	5	1	#	—	—	—	—
Auto and Home	178	166	177	177	188	508	542	10	6%	34	7%	11	6%
Total cash sales	$238	$228	$235	$241	$248	$657	$724	$10	4%	$67	10%	$7	3%

VUL / UL Policyholder Account Balances
Beginning balance	$7,957	$8,593	$8,803	$9,009	$8,560	$7,570	$8,803	$603	8%	$1,233	16%	$(449)	(5)%
Premiums and deposits	242	248	236	233	226	701	695	(16)	(7)%	(6)	(1)%	(7)	(3)%
Investment performance and interest	674	244	247	(413)	570	1,058	404	(104)	(15)%	(654)	(62)%	983	#
Withdrawals and surrenders	(280)	(282)	(277)	(269)	(277)	(802)	(823)	3	1%	(21)	(3)%	(8)	(3)%
Other	—	—	—	—	—	66	—	—	—	(66)	#	—	—
Total ending balance	$8,593	$8,803	$9,009	$8,560	$9,079	$8,593	$9,079	$486	6%	$486	6%	$519	6%

Premiums by Product
Term and whole life	$14	$14	$13	$15	$13	$42	$41	$(1)	(7)%	$(1)	(2)%	$(2)	(13)%
Disability insurance	43	42	41	42	42	128	125	(1)	(2)%	(3)	(2)%	—	—
Long term care	30	31	29	30	30	89	89	—	—	—	—	—	—
Auto and Home	164	168	167	171	175	480	513	11	7%	33	7%	4	2%
Intercompany premiums	6	7	7	6	6	19	19	—	—	—	—	—	—
Total premiums by product	$257	$262	$257	$264	$266	$758	$787	$9	4%	$29	4%	$2	1%

Auto and Home Insurance
Policy count (thousands)	581	594	608	623	639	581	639	58	10%	58	10%	16	3%
Loss ratio	80.4%	81.8%	81.3%	80.3%	80.1%	79.9%	80.5%	(0.3)%		0.6%		(0.2)%
Expense ratio	15.0%	17.5%	14.7%	15.1%	15.7%	15.0%	15.2%	0.7%		0.2%		0.6%
Combined ratio	95.4%	99.3%	96.0%	95.4%	95.8%	94.9%	95.7%	0.4%		0.8%		0.4%

DAC Rollforward
Life and Health
Beginning balance	$1,858	$1,853	$1,852	$1,828	$1,798	$1,946	$1,852	$(60)	(3)%	$(94)	(5)%	$(30)	(2)%
Capitalization	32	33	27	31	29	91	87	(3)	(9)%	(4)	(4)%	(2)	(6)%
Amortization per income statement	17	(39)	(39)	(33)	(21)	(69)	(93)	(38)	#	(24)	(35)%	12	36%
Other	(54)	5	(12)	(28)	(19)	(115)	(59)	35	65%	56	49%	9	32%
Total ending balance	$1,853	$1,852	$1,828	$1,798	$1,787	$1,853	$1,787	$(66)	(4)%	$(66)	(4)%	$(11)	(1)%

Life insurance in force	$192,558	$192,871	$192,477	$192,192	$192,102	$192,558	$192,102	$(456)	—	$(456)	—	$(90)	—

Net Amount at Risk	$53,346	$52,575	$51,502	$50,952	$49,713	$53,346	$49,713	$(3,633)	(7)%	$(3,633)	(7)%	$(1,239)	(2)%

Net Policyholder Reserves
VUL / UL	$7,552	$7,776	$7,991	$7,560	$8,102	$7,552	$8,102	$550	7%	$550	7%	$542	7%
Term and whole life	238	236	230	230	235	238	235	(3)	(1)%	(3)	(1)%	5	2%
Disability insurance	476	480	486	489	498	476	498	22	5%	22	5%	9	2%
Long term care and other	2,401	2,424	2,443	2,464	2,489	2,401	2,489	88	4%	88	4%	25	1%
Auto and Home loss and LAE reserves	306	313	314	318	317	306	317	11	4%	11	4%	(1)	—
Total net policyholder reserves	$10,973	$11,229	$11,464	$11,061	$11,641	$10,973	$11,641	$668	6%	$668	6%	$580	5%

(1)  Includes lump sum deposits.

#       Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2010

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q			YTD Chg - 3Q			Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%		Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	(12)	(11)	79	143	19	(46)	241	31		#	287		#	(124)	(87)%
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	6	44	78	48	13	46	139	7		#	93		#	(35)	(73)%
Total revenues	(6)	33	157	191	32	—	380	38		#	380	—		(159)	(83)%
Banking and deposit interest expense	3	3	—	3	—	4	3	(3)		#	(1)	(25)%		(3)	#
Total net revenues	(9)	30	157	188	32	(4)	377	41		#	381		#	(156)	(83)%

Expenses
Distribution expenses	—	1	—	—	—	2	—	—	—		(2)		#	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	45	28	64	74	72	99	210	27	60%		111		#	(2)	(3)%
General and administrative expense	41	44	40	57	38	102	135	(3)	(7)%		33	32%		(19)	(33)%
Total expenses	86	73	104	131	110	203	345	24	28%		142	70%		(21)	(16)%
Pretax segment income (loss)	(95)	(43)	53	57	(78)	(207)	32	17	18%		239		#	(135)	#
Pretax income (loss) attributable to noncontrolling interests	—	37	82	139	(32)	(22)	189	(32)	—		211		#	(171)	#
Pretax segment income (loss) attributable to Ameriprise Financial	$(95)	$(80)	$(29)	$(82)	$(46)	$(185)	$(157)	$49	52%		$28	15%		$36	44%

Net Investment Income
Investment income on fixed maturities	$1	$—	$55	$56	$53	$1	$164	$52		#	$163		#	$(3)	(5)%
Realized gains (losses)	2	(9)	(13)	(40)	(26)	9	(79)	(28)		#	(88)		#	14	35%
Affordable housing	(7)	(5)	(3)	(5)	(4)	(20)	(12)	3	43%		8	40%		1	20%
Other	(8)	3	40	132	(4)	(36)	168	4	50%		204		#	(136)	#
Total net investment income	$(12)	$(11)	$79	$143	$19	$(46)	$241	$31		#	$287		#	$(124)	(87)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate & Other Segment - Consolidated Investment Entities

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q			YTD Chg - 3Q			Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%		Diff.	%		Diff.	%

Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	(1)	1	79	155	17	1	251	18		#	250		#	(138)	(89)%
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	4	43	57	46	9	(15)	112	5		#	127		#	(37)	(80)%
Total revenues	3	44	136	201	26	(14)	363	23		#	377		#	(175)	(87)%
Banking and deposit interest expense	1	3	—	—	—	3	—	(1)		#	(3)		#	—	—
Total net revenues	2	41	136	201	26	(17)	363	24		#	380		#	(175)	(87)%

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	—	—	40	45	45	—	130	45	—		130	—		—	—
General and administrative expense	2	4	14	17	13	5	44	11		#	39		#	(4)	(24)%
Total expenses	2	4	54	62	58	5	174	56		#	169		#	(4)	(6)%
Pretax segment income (loss)	—	37	82	139	(32)	(22)	189	(32)	—		211		#	(171)	#
Pretax income (loss) attributable to noncontrolling interests	—	37	82	139	(32)	(22)	189	(32)	—		211		#	(171)	#
Pretax segment income (loss) attributable to Ameriprise Financial	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—

Net Investment Income
Investment income on fixed maturities	$—	$—	$52	$56	$52	$—	$160	$52	—		$160	—		$(4)	(7)%
Realized gains (losses)	—	—	(14)	(41)	(28)	—	(83)	(28)	—		(83)	—		13	32%
Affordable housing	—	—	—	—	—	—	—	—	—		—	—		—	—
Other	(1)	1	41	140	(7)	1	174	(6)		#	173		#	(147)	#
Total net investment income	$(1)	$1	$79	$155	$17	$1	$251	$18		#	$250		#	$(138)	(89)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate & Other Segment  Excluding Consolidated Investment Entities

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q			YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%		Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—		—	—	—	—
Net investment income	(11)	(12)	—	(12)	2	(47)	(10)	13		#	37	79%	14		#
Premiums	—	—	—	—	—	—	—	—	—		—	—	—	—
Other revenues	2	1	21	2	4	61	27	2		#	(34)	(56)%	2		#
Total revenues	(9)	(11)	21	(10)	6	14	17	15		#	3	21%	16		#
Banking and deposit interest expense	2	—	—	3	—	1	3	(2)		#	2	#	(3)		#
Total net revenues	(11)	(11)	21	(13)	6	13	14	17		#	1	8%	19		#

Expenses
Distribution expenses	—	1	—	—	—	2	—	—	—		(2)	#	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—	—	—
Interest and debt expense	45	28	24	29	27	99	80	(18)	(40)%		(19)	(19)%	(2)	(7)%
General and administrative expense	39	40	26	40	25	97	91	(14)	(36)%		(6)	(6)%	(15)	(38)%
Total expenses	84	69	50	69	52	198	171	(32)	(38)%		(27)	(14)%	(17)	(25)%
Pretax segment (loss)	(95)	(80)	(29)	(82)	(46)	(185)	(157)	49	52%		28	15%	36	44%
Integration charges included in general and administrative expense (1)	4	—	—	5	—	4	5	(4)		#	1	25%	(5)		#
Realized (gains) losses included in net investment income	(2)	9	(1)	(1)	(2)	(9)	(4)	—	—		5	56%	(1)		#
Pretax operating (loss) (2)	$(93)	$(71)	$(30)	$(78)	$(48)	$(190)	$(156)	$45	48%		$34	18%	$30	38%

Net Investment Income
Investment income on fixed maturities	$1	$—	$3	$—	$1	$1	$4	$—	—		$3	#	$1	—
Realized gains (losses)	2	(9)	1	1	2	9	4	—	—		(5)	(56)%	1		#
Affordable housing	(7)	(5)	(3)	(5)	(4)	(20)	(12)	3	43%		8	40%	1	20%
Other	(7)	2	(1)	(8)	3	(37)	(6)	10		#	31	84%	11		#
Total net investment income	$(11)	$(12)	$—	$(12)	$2	$(47)	$(10)	$13		#	$37	79%	$14		#

Allocated equity	$2,138	$2,204	$2,549	$1,523	$1,583	$2,138	$1,583	(555)	(26)%		$(555)	(26)%	$60	4%

(1) Integration charges incurred for acquisition of Columbia.

(2) See non-GAAP financial information on pg 37.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

Third Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(31)	$(32)	$(41)	$(41)	$(40)	$(89)	$(122)	$(9)	(29)%	$(33)	(37)%	$1	2%
Distribution fees	(208)	(209)	(197)	(246)	(272)	(664)	(715)	(64)	(31)%	(51)	(8)%	(26)	(11)%
Net investment income	(1)	—	—	—	—	(1)	—	1	#	1	#	—	—
Premiums	(6)	(7)	(6)	(7)	(6)	(19)	(19)	—	—	—	—	1	14%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(246)	(248)	(244)	(294)	(318)	(773)	(856)	(72)	(29)%	(83)	(11)%	(24)	(8)%
Banking and deposit interest expense	—	(1)	—	(1)	—	(1)	(1)	—	—	—	—	1	#
Total net revenues	(246)	(247)	(244)	(293)	(318)	(772)	(855)	(72)	(29)%	(83)	(11)%	(25)	(9)%

Expenses
Distribution expenses	(192)	(192)	(186)	(232)	(252)	(601)	(670)	(60)	(31)%	(69)	(11)%	(20)	(9)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(54)	(55)	(58)	(61)	(66)	(171)	(185)	(12)	(22)%	(14)	(8)%	(5)	(8)%
Total expenses	(246)	(247)	(244)	(293)	(318)	(772)	(855)	(72)	(29)%	(83)	(11)%	(25)	(9)%
Pretax segment income (loss)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

Reconciliation of revenue and expense lines impacted by CIEs
Management and financial advice fees	$(31)	$(32)	$(41)	$(41)	$(40)	$(89)	$(122)	$(9)	(29)%	$(33)	(37)%	$1	2%
CIEs	—	(1)	(9)	(10)	(9)	(1)	(28)	(9)	—	(27)	#	1	10%
Management and financial advice fees excluding CIEs	$(31)	$(31)	$(32)	$(31)	$(31)	$(88)	$(94)	$—	—	$(6)	(7)%	$—	0%

General and administrative expense	$(54)	$(55)	$(58)	$(61)	$(66)	$(171)	$(185)	$(12)	(22)%	$(14)	(8)%	$(5)	(8)%
CIEs	—	(1)	(9)	(10)	(9)	(1)	(28)	(9)	—	(27)	#	1	10%
General and administrative expense excluding CIEs	$(54)	$(54)	$(49)	$(51)	$(57)	$(170)	$(157)	$(3)	(6)%	$13	8%	$(6)	(12)%

(1)        The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

#            Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Third Quarter 2010

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Third Quarter 2010

(in millions, unaudited)	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010
Assets
Ameriprise Financial
Cash and cash equivalents	$3,580	$3,097	$4,816	$3,827	$3,685
Investments	36,810	36,938	35,765	36,526	37,980
Separate account assets	55,576	58,129	60,326	58,029	64,014
Receivables	4,247	4,435	4,768	4,906	4,892
Deferred acquisition costs	4,323	4,334	4,243	4,123	4,437
Restricted and segregated cash	1,718	1,452	1,532	1,272	1,447
Other assets	4,295	4,286	4,007	5,643	5,849
Total Ameriprise Financial assets	110,549	112,671	115,457	114,326	122,304

Consolidated Investment Entities
Cash and cash equivalents	104	181	613	570	403
Investments	37	36	5,349	5,437	5,375
Receivables	22	49	80	92	77
Other assets	485	833	874	685	885
Total Consolidated Investment Entities assets	648	1,099	6,916	6,784	6,740
Total Assets	$111,197	$113,770	$122,373	$121,110	$129,044

Liabilities
Ameriprise Financial
Future policy benefits and claims	$31,042	$30,886	$30,866	$30,677	$31,124
Separate account liabilities	55,576	58,129	60,326	58,029	64,014
Customer deposits	9,028	8,554	8,632	8,421	8,492
Short-term borrowings	—	—	—	484	869
Long-term debt	1,868	1,868	2,612	2,684	2,735
Accounts payable and accrued expenses	765	918	748	1,050	1,080
Other liabilities	3,266	3,093	2,743	3,166	3,662
Total Ameriprise Financial liabilities	101,545	103,448	105,927	104,511	111,976

Consolidated Investment Entities
Debt	208	381	5,502	5,296	5,456
Accounts payable and accrued expenses	13	28	17	21	26
Other liabilities	41	41	231	163	82
Total Consolidated Investment Entities liabilities	262	450	5,750	5,480	5,564
Total Liabilities	101,807	103,898	111,677	109,991	117,540

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	5,699	5,748	5,819	5,869	5,917
Retained earnings	5,085	5,276	5,445	5,658	5,955
Appropriated retained earnings of consolidated investment entities	—	—	508	620	590
Treasury stock	(2,021)	(2,023)	(2,038)	(2,259)	(2,412)
Accumulated other comprehensive income, net of tax	279	265	367	607	897
Total Ameriprise Financial shareholders’ equity	9,045	9,269	10,104	10,498	10,950

Noncontrolling interests	345	603	592	621	554
Total Equity	9,390	9,872	10,696	11,119	11,504
Total Liabilities and Shareholders’ Equity	$111,197	$113,770	$122,373	$121,110	$129,044

Ameriprise Financial, Inc.

Capital and Ratings Information

Third Quarter 2010

(in millions unless otherwise noted, unaudited)	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010
Long-term Debt Summary
Senior notes	$1,540	$1,540	$2,284	$2,356	$2,407
Junior subordinated notes	322	322	322	322	322
Non-recourse debt for inverse floaters	6	6	6	6	6
Total Ameriprise Financial long-term debt	1,868	1,868	2,612	2,684	2,735
Non-recourse debt of consolidated investment entities	208	381	5,502	5,296	5,456
Total long-term debt	$2,076	$2,249	$8,114	$7,980	$8,191

Total long-term debt	$2,076	$2,249	$8,114	$7,980	$8,191
Total non-recourse debt	(214)	(387)	(5,508)	(5,302)	(5,462)
Total long-term debt excluding non-recourse debt (2)	1,862	1,862	2,606	2,678	2,729
Junior subordinated notes 75% equity credit (1)	(242)	(242)	(242)	(242)	(242)
Total long-term debt excluding non-recourse debt and 75% equity credit (2)	$1,620	$1,620	$2,364	$2,436	$2,487

Total equity	$9,390	$9,872	$10,696	$11,119	$11,504
Noncontrolling interests	(345)	(603)	(592)	(621)	(554)
Total Ameriprise Financial shareholders’ equity	9,045	9,269	10,104	10,498	10,950
Equity of consolidated investment entities	—	—	(482)	(596)	(561)
Total equity excluding CIEs (2)	$9,045	$9,269	$9,622	$9,902	$10,389

Total Ameriprise Financial capital	$10,913	$11,137	$12,716	$13,182	$13,685
Total capital excluding non-recourse debt and equity of CIEs (2)	$10,907	$11,131	$12,228	$12,580	$13,118

Debt to capital
Debt to total capital of Ameriprise Financial	17.1%	16.8%	20.5%	20.4%	20.0%
Debt to total capital excluding non-recourse debt and equity of CIEs (2)	17.1%	16.7%	21.3%	21.3%	20.8%
Debt to total capital excluding non-recourse debt and equity of CIEs and 75% equity credit (2)	14.9%	14.6%	19.3%	19.4%	19.0%

Ratings (as of September 30, 2010 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1)   The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

(2)   See non-GAAP financial information on pg 37.

(3)   For the most current ratings information, please see the individual rating agency’s website.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Third Quarter 2010

(in millions unless otherwise noted, unaudited)	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010
Cash and cash equivalents	$3,580	$3,097	$4,816	$3,827	$3,685

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	16,487	16,123	15,629	16,078	17,093

Residential mortgage backed securities	8,049	7,770	7,317	7,473	7,481
Commercial mortgage backed securities	4,373	4,613	4,467	4,681	4,969
Asset backed securities	1,846	1,994	1,968	1,966	2,009
Total mortgage and other asset backed securities	14,268	14,377	13,752	14,120	14,459

Other structured investments	55	58	—	—	—
State and municipal obligations	1,322	1,417	1,569	1,608	1,695
US government and agencies obligations	312	387	229	178	147
Foreign government bonds and obligations	109	108	108	110	112
Common and preferred stocks	48	43	50	48	54
Other AFS	24	33	77	74	26
Total other	1,870	2,046	2,033	2,018	2,034
Total available-for-sale securities	32,625	32,546	31,414	32,216	33,586

Commercial mortgage loans	2,735	2,695	2,682	2,670	2,670
Allowance for loan losses	(29)	(32)	(39)	(39)	(39)
Commercial mortgage loans, net	2,706	2,663	2,643	2,631	2,631

Policy loans	719	720	720	725	732
Trading securities	276	556	544	547	571
Other investments	484	453	444	407	460
Total investments	36,810	36,938	35,765	36,526	37,980

Total cash, cash equivalents and investments	$40,390	$40,035	$40,581	$40,353	$41,665

Net unrealized gain Available-for-Sale Securities	$799	$686	$1,031	$1,581	$2,272

AFS Fixed Maturity Asset Quality - %
AAA	41%	41%	41%	41%	39%
AA	4%	5%	5%	6%	6%
AFS securities AA and above	45%	46%	46%	47%	45%
A	16%	15%	15%	14%	15%
BBB	33%	33%	34%	34%	35%
Below investment grade	6%	6%	5%	5%	5%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total cash and investments	6%	5%	5%	5%	5%

(1)   Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Effective January 1, 2010, in accordance with the adoption of a new accounting standard, the Company consolidated $5.8 billion of client assets and $6.1 billion of liabilities in variable interest entities (“VIEs”).  Prior to adoption, the Company consolidated certain property funds and hedge funds (Consolidated Managed Funds). These entities and the VIEs are defined as Consolidated Investment Entities (“CIEs”).

This report contains certain non-GAAP measures, which our management views as important indicators of financial performance. These non-GAAP measures include:

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Debt to total capital excluding non-recourse debt and equity of CIEs;

• Debt to total capital excluding non-recourse debt and equity of CIEs and 75% equity credit;

• Operating earnings (loss);

• Operating earnings per diluted share;

• Operating margin;

• Operating total net revenues;

• Pretax earnings (loss) excluding CIEs;

• Pretax operating earnings (loss);

• Pretax operating margin;

• Total capital excluding non-recourse debt and equity of CIEs;

• Total equity excluding CIEs;

• Total long-term debt excluding non-recourse debt;

• Total long-term debt excluding non-recourse debt and 75% equity credit;

Management believes that the presentation of these non-GAAP financial measures better reflects the underlying performance of our 2010 and 2009 core operations and facilitates a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 47 - 48.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage and banking services, primarily to retail clients through our financial advisors. Our affiliated financial advisors utilize a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (distribution fees) for distributing non-proprietary products and earns intersegment revenues (distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Columbia Management Investment Advisors, formerly known as RiverSource Investments, predominantly provides U.S. domestic products and services and Threadneedle Asset Management Holdings Sàrl (Threadneedle) predominantly provides international investment products and services. U.S. Domestic retail products are distributed through our Advice & Wealth Management segment and also through unaffiliated advisors or other third parties, including distribution through Bank of America and its affiliates. International retail products are primarily distributed through third parties. Retail products include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes, separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides variable and fixed annuity products of RiverSource Life companies to retail clients primarily distributed through our affiliated financial advisors and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our branded advisors. Our property-casualty products are sold direct, primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Funds and Columbia Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues from various investments as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss) is based on management’s best estimate of capital required by the business, and may include capital for contingencies.  Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries.  For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total Ameriprise Financial shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Debt to Total Capital Ratio - A ratio comprised of total long-term debt divided by Ameriprise Financial capital. We also present debt to capital ratios excluding non-recourse debt and equity of consolidated investment entities and a 75% equity credit for our junior subordinated debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in force - The total amount of all life insurance death benefits currently insured by our company.

Managed Assets External Client - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource, Seligman and Columbia families of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Assets Owned - Managed assets owned include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate account of our life insurance subsidiaries.

Net Amount at Risk - Life insurance in force less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income (Loss) Margin - A ratio representing net income as a percentage of total net revenues.

Operating Earnings - Net income attributable to Ameriprise Financial less integration charges, net of tax, and realized gains, net of tax, plus realized losses, net of tax.

Operating Return on Allocated Equity - Calculated using operating earnings subject to the effective tax rate excluding CIEs for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses), plus integration charges.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of total operating net revenues.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) before net income (loss) attributable to noncontrolling interests and income tax provision (benefit).

Pretax Segment Margin or Pretax Income (Loss) Margin - A ratio representing pretax income (loss) or pretax segment income (loss) as a percentage of total net revenues.

Return on Allocated Equity - Calculated using net income (loss) subject to the effective tax rate excluding CIEs for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America, Inc. (“SAI”) is a registered broker-dealer and an insurance agency.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Capital - Total Ameriprise Financial shareholders’ equity plus total long-term debt. Total capital is also presented excluding non-recourse debt and CIEs.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisors, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Third Quarter 2010

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities	Corporate
	Integration	Securities	Integration	Securities	Securities
(in millions, unaudited)	Charges (2)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	1	—	(1)	2	17
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	9
Total revenues	—	1	—	(1)	2	26
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	1	—	(1)	2	26

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	45
General and administrative expense	1	—	18	—	—	13
Total expenses	1	—	18	—	—	58
Pretax segment income (loss)	(1)	1	(18)	(1)	2	(32)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	(32)
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$1	$(18)	$(1)	$2	$—

Included in Operating Earnings

	Annuities			Protection
	VA	Market	Valuation	Market	Valuation
	Guarantee	Impacts	Assumptions &	Impacts	Assumptions &
(in millions, unaudited)	Impacts (4)	to DAC/DSIC (5)	Model Changes (6)	to DAC/DSIC (5)	Model Changes (6)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	(20)
Total revenues	—	—	—	—	(20)
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	—	—	—	—	(20)

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	31	(5)	210	—	44
Amortization of deferred acquisition costs	(9)	(24)	(315)	(10)	(15)
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Total expenses	22	(29)	(105)	(10)	29
Pretax segment income (loss)	(22)	29	105	10	(49)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(22)	$29	$105	$10	$(49)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to H&R Block Financial Advisors and Columbia Management acquisitions

(3)             Reflects revenues and expenses of Consolidated Investment Entities

(4)             Variable annuity guarantee impacts include:

$34 million net expense related to hedged variable annuity living benefits

$8 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

$4 million decrease in death and income benefit expenses due to higher equity market valuations

(5)             Decrease in DAC and DSIC amortization from higher period ending account values and from the impact of variable annuity living benefit costs, net of hedges

(6)             Net pretax impact of annual review/updating of valuation assumptions and model changes.  Net pretax impacts include:

$155 million benefit from persistency improvements

$85 million expense from resetting near-term equity return assumptions equal to the long-term assumptions and reducing both near- and long-term bond fund return assumptions

$14 million expense from all other assumption and model changes

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management	Annuities	Protection	Corporate
	Securities	Integration	Integration	Securities	Securities	Securities	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	1	—	—	4	1	1	—	155
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	46
Total revenues	1	—	—	4	1	1	—	201
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	1	—	—	4	1	1	—	201

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	45
General and administrative expense	—	4	48	—	—	—	5	17
Total expenses	—	4	48	—	—	—	5	62
Pretax segment income (loss)	1	(4)	(48)	4	1	1	(5)	139
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	139
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(4)	$(48)	$4	$1	$1	$(5)	$—

Included in Operating Earnings

	Annuities				Protection			Corporate
	VA	Market			Market
	Guarantee	Impacts	Implementation	DAC/DSIC Model	Impacts	Implementation	DAC/DSIC Model	RiverSource
(in millions, unaudited)	Impacts (4)	to DAC/DSIC (5)	of EPN (6)	Updates (7)	to DAC/DSIC (5)	of EPN (6)	Updates (7)	2a-7 Fund (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(64)	6	17	(5)	—	—	—	—
Amortization of deferred acquisition costs	39	29	(11)	(21)	4	(6)	(7)	—
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	8
Total expenses	(25)	35	6	(26)	4	(6)	(7)	8
Pretax segment income (loss)	25	(35)	(6)	26	(4)	6	7	(8)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$25	$(35)	$(6)	$26	$(4)	$6	$7	$(8)

(1)   Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities.

(2)   Non-recurring integration charges related to H&R Block Financial Advisors and Columbia Management acquisitions.

(3)   Reflects revenues and expenses of Consolidated Investment Entities.

(4)   Variable annuity guarantee impacts include:

$ 74 million net benefit related to hedged variable annuity living benefits.

$ 49 million increase in DAC and DSIC amortization resulting from hedged living benefits offset.

(5)   Increase in DAC and DSIC amortization from lower period ending account values.

(6)   Increase / (decrease) in expense related to the implementation of Enhanced Portfolio Navigator (EPN).

(7)   Revisions to certain calculations in the valuation of DAC and DSIC.

(8)   Expenses to support $1 Net Asset Value of RiverSource money market funds.

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management		Annuities	Protection	Corporate
	Securities	Integration	Securities	Integration	Securities	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(1)	—	1	—	3	1	1	79
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	57
Total revenues	(1)	—	1	—	3	1	1	136
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(1)	—	1	—	3	1	1	136

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	40
General and administrative expense	—	2	—	5	—	—	—	14
Total expenses	—	2	—	5	—	—	—	54
Pretax segment income (loss)	(1)	(2)	1	(5)	3	1	1	82
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	82
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(2)	$1	$(5)	$3	$1	$1	$—

Included in Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities	Corporate
	Reserve	Threadneedle	VA Cash	Reserve
(in millions, unaudited)	Fund (4)	Valuation (5)	Impact (6)	Fund (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	2	—	(5)	—
Premiums	—	—	—	—
Other revenues	—	—	—	20
Total revenues	2	—	(5)	20
Banking and deposit interest expense	—	—	—	—
Total net revenues	2	—	(5)	20

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	27	—	—
Total expenses	—	27	—	—
Pretax segment income (loss)	2	(27)	(5)	20
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$2	$(27)	$(5)	$20

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities.

(2)        Non-recurring integration charges related to  H&R Block Financial Advisors and Columbia Management acquisitions.

(3)        Reflects revenues and expenses of Consolidated Investment Entities.

(4)        Benefit from payments by the Reserve Fund.

(5)        Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program.

(6)        Impact from raising cash in preparation for the introduction of enhanced variable annuity features.

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2009

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management	Annuities	Protection	Corporate
	Securities	Integration	Integration	Securities	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	(2)	—	—	16	13	(9)	1
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	43
Total revenues	(2)	—	—	16	13	(9)	44
Banking and deposit interest expense	—	—	—	—	—	—	3
Total net revenues	(2)	—	—	16	13	(9)	41

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	15	7	—	—	—	4
Total expenses	—	15	7	—	—	—	4
Pretax segment income (loss)	(2)	(15)	(7)	16	13	(9)	37
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	37
Pretax segment gain (loss) attributable to Ameriprise Financial	$(2)	$(15)	$(7)	$16	$13	$(9)	$—

Included in Operating Earnings

	Asset Management	Annuities		Protection		Corporate
	Hedge Fund	VA	Market	Market
	Performance	Guarantee	Impacts	Impacts	Reserve	Legal
(in millions, unaudited)	Fees (4)	Impacts (5)	to DAC/DSIC (6)	to DAC/DSIC (6)	Increase (7)	Expenses (8)
Revenues
Management and financial advice fees	*	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	5	—	—	14	—
Amortization of deferred acquisition costs	—	—	(3)	(1)	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	*	—	—	—	—	19
Total expenses	—	5	(3)	(1)	14	19
Pretax segment income (loss)	—	(5)	3	1	(14)	(19)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$30	$(5)	$3	$1	$(14)	$(19)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities.

(2)        Non-recurring integration charges related to J. & W. Seligman & Co., H&R Block Financial Advisors and Columbia Management acquisitions.

(3)        Reflects revenues and expenses of Consolidated Investment Entities.

(4)        The company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net PTI impact.

(5)        Variable annuity guarantee impacts include:

$ 3 million net expense related to hedged variable annuity living benefits.

$ 2 million increase in death and income benefit expenses due to higher equity market valuations.

(6)        Decrease in DAC and DSIC amortization from higher period ending account values.

(7)        Increase in VUL/UL reserves related to modeling assumptions.

(8)        Increase in legal expenses related to a previously disclosed client mediation.

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2009

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management	Protection	Corporate
	Securities	Integration	Integration	Securities	Securities	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	5	—	—	7	2	—	(1)
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	4
Total revenues	5	—	—	7	2	—	3
Banking and deposit interest expense	—	—	—	—	—	—	1
Total net revenues	5	—	—	7	2	—	2

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	21	7	—	—	4	2
Total expenses	—	21	7	—	—	4	2
Pretax segment income (loss)	5	(21)	(7)	7	2	(4)	—
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$5	$(21)	$(7)	$7	$2	$(4)	$—

Included in Operating Earnings

	Asset Management	Annuities			Protection		Corporate
		VA	Market		Market
	Legal	Guarantee	Impacts	Valuation	Impacts	Valuation	Debt Retirement	RiverSource
(in millions, unaudited)	Expenses (4)	Impacts (5)	to DAC/DSIC (6)	Assumptions (7)	to DAC/DSIC (6)	Assumptions (7)	Costs (8)	2a-7 Fund (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(65)	—	—
Total revenues	—	—	—	—	—	(65)	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	(65)	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	52	(4)	(47)	—	(33)	—	—
Amortization of deferred acquisition costs	—	(53)	(22)	(64)	(1)	(55)	—	—
Interest and debt expense	—	—	—	—	—	—	13	—
General and administrative expense	10	—	—	—	—	—	—	10
Total expenses	10	(1)	(26)	(111)	(1)	(88)	13	10
Pretax segment income (loss)	(10)	1	26	111	1	23	(13)	(10)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(10)	$1	$26	$111	$1	$23	$(13)	$(10)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities.

(2)        Non-recurring integration charges related to J. & W. Seligman & Co., H&R Block Financial Advisors and Columbia Management acquisitions.

(3)        Reflects revenues and expenses of Consolidated Investment Entities.

(4)        Increase in legal expenses related to a previously disclosed client mediation.

(5)        Variable annuity guarantee impacts include:

$ 66 million net expense related to hedged variable annuity living benefits.

$ 63 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset.

$ 4 million decrease in death and income benefit expenses due to higher equity market valuations.

(6)   Decrease in DAC and DSIC amortization from higher period ending account values and from the impact of variable annuity living benefit costs, net of hedges.

(7)   Net pretax impact of annual review/updating of valuation assumptions.

(8)   Costs related to the early retirement of $450 million of the company’s notes due in 2010.

(9)   Expenses to support $1 Net Asset Value of RiverSource money market funds.

Exhibit B

Statistical Supplement Package

(unaudited)

Third Quarter 2010

Reconciliation of GAAP Metrics to Operating Metrics

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

Third Quarter 2010

						Year-to-Date
(in millions unless otherwise noted, unaudited)	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	2009	2010

Total revenues	$1,946	$2,269	$2,271	$2,577	$2,450	$5,536	$7,298
Less CIEs	2	40	127	191	17	(18)	335
Plus Realized gains (losses)	(14)	(18)	(5)	(7)	(2)	(35)	(14)
Operating total net revenues	$1,930	$2,211	$2,139	$2,379	$2,431	$5,519	$6,949

Pretax income	$340	$331	$361	$466	$442	$589	$1,269
Less CIEs	—	37	82	139	(32)	(22)	189
Pretax earnings excluding CIEs	340	294	279	327	474	611	1,080
Income tax provision	80	57	65	68	130	126	263
Net income	260	237	214	259	344	485	817
Integration charges net of tax using the statutory rate of 35%	21	15	4	37	12	49	53
Realized (gains) losses net of tax using the statutory rate of 35%	(9)	(12)	(3)	(5)	(1)	(22)	(9)
Operating earnings	$272	$240	$215	$291	$355	$512	$861

Pretax income	$340	$331	$361	$466	$442	$589	$1,269
Less CIEs	—	37	82	139	(32)	(22)	189
Pretax earnings excluding CIEs	340	294	279	327	474	611	1,080
Integration charges	32	22	7	57	19	76	83
Realized (gains) losses	(14)	(18)	(5)	(7)	(2)	(35)	(14)
Pretax operating earnings	$358	$298	$281	$377	$491	$652	$1,149

Margin	13.4%	10.4%	9.4%	10.1%	14.0%	8.8%	11.2%
Pretax operating margin	18.5%	13.5%	13.1%	15.8%	20.2%	11.8%	16.5%
Operating margin	14.1%	10.9%	10.1%	12.2%	14.6%	9.3%	12.4%

Weighted average common shares outstanding
Basic	258.7	258.9	260.8	261.1	255.3	236.6	259.0
Diluted	260.7	263.3	265.0	265.3	259.9	238.0	263.4

Basic earnings per share	$1.00	$0.92	$0.82	$0.99	$1.35	$2.05	$3.15
Earnings per diluted share	$1.00	$0.90	$0.81	$0.98	$1.32	$2.04	$3.10

Basic operating earnings per share	$1.05	$0.93	$0.83	$1.11	$1.39	$2.16	$3.32
Operating earnings per diluted share	$1.04	$0.91	$0.81	$1.10	$1.37	$2.15	$3.27

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

Third Quarter 2010

	September 30,	December 31,	March 31,	June 30,	September 30,
	2009	2009	2010	2010	2010

Long-term Debt Summary
Senior notes	$1,540	$1,540	$2,284	$2,356	$2,407
Junior subordinated notes	322	322	322	322	322
Total long-term debt excluding non-recourse debt	1,862	1,862	2,606	2,678	2,729
Non-recourse debt for inverse floaters	6	6	6	6	6
Total Ameriprise Financial long-term debt	1,868	1,868	2,612	2,684	2,735
Less Junior subordinated notes 75% equity credit	242	242	242	242	242
Less non-recourse debt for inverse floaters	6	6	6	6	6

Total long-term debt excluding non-recourse debt and 75% equity credit	$1,620	$1,620	$2,364	$2,436	$2,487

Total equity	$9,390	$9,872	$10,696	$11,119	$11,504
Less Noncontrolling interests	345	603	592	621	554

Total Ameriprise Financial shareholders’ equity	9,045	9,269	10,104	10,498	10,950
Less Equity of consolidated investment entities	—	—	482	596	561
Total equity excluding CIEs	$9,045	$9,269	$9,622	$9,902	$10,389

Total Ameriprise Financial long-term debt	$1,868	$1,868	$2,612	$2,684	$2,735
Total Ameriprise Financial shareholders’ equity	9,045	9,269	10,104	10,498	10,950
Total Ameriprise Financial capital	10,913	11,137	12,716	13,182	13,685
Less non-recourse debt for inverse floaters	6	6	6	6	6
Less equity of consolidated investment entities	—	—	482	596	561
Total capital excluding non-recourse debt and equity of CIEs	$10,907	$11,131	$12,228	$12,580	$13,118

Debt to total capital of Ameriprise Financial	17.1%	16.8%	20.5%	20.4%	20.0%

Debt to total capital excluding non-recourse debt and equity of CIEs	17.1%	16.7%	21.3%	21.3%	20.8%
Debt to total capital excluding non-recourse debt and equity of CIEs and 75% equity credit	14.9%	14.6%	19.3%	19.4%	19.0%

Ameriprise Financial shareholders’ equity	$9,045	$9,269	$10,104	$10,498	$10,950
AOCI	279	265	367	607	897
Appropriated retained earnings of CIEs	—	—	508	620	590
AOCI attributable to CIEs	—	—	26	24	29

Ameriprise Financial shareholders’ equity	$9,045	$9,269	$10,104	$10,498	$10,950
Less AOCI	279	265	367	607	897
Ameriprise Financial shareholders’ equity excluding AOCI	$8,766	$9,004	$9,737	$9,891	$10,053

Ameriprise Financial shareholders’ equity	$9,045	$9,269	$10,104	$10,498	$10,950
Less Appropriated retained earnings of CIEs	—	—	508	620	590
Plus AOCI attributable to CIEs	—	—	26	24	29
Ameriprise Financial shareholders’ equity excluding CIEs	$9,045	$9,269	$9,622	$9,902	$10,389

Ameriprise Financial shareholders’ equity	$9,045	$9,269	$10,104	$10,498	$10,950
Less Appropriated retained earnings of CIEs	—	—	508	620	590
Less AOCI	279	265	367	607	897
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$8,766	$9,004	$9,229	$9,271	$9,463